UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SKYX PLATFORMS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SKYX PLATFORMS CORP.

2855 W. McNab Road

Pompano Beach, Florida 33069

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2023

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of SKYX Platforms Corp. (the “Company,” “we,” “us” or “our”) to be held on June 28, 2023 beginning at 10:00 a.m. Eastern Time, at 2855 W. McNab Road, Pompano Beach, Florida 33069, for the following purposes:

1.	To elect Rani R. Kohen, Nancy DiMattia, Gary N. Golden, Efrat L. Greenstein Brayer, Thomas J. Ridge, Dov Shiff, and Leonard J. Sokolow to serve as directors until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2.	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (sometimes referred to as “say-on-pay”); and

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 9, 2023 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

Your vote is very important. We urge you to vote your proxy promptly by Internet, telephone or mail, as described in the proxy statement accompanying this notice, whether or not you plan to attend the Annual Meeting in person. Submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person. Proxies are being solicited on behalf of the Board of Directors. We look forward to your participation in the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ RANI R. KOHEN
Rani R. Kohen
Executive Chairman

Pompano Beach, Florida
May 12, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2023: The Company’s proxy statement and Annual Report to Stockholders for the year ended December 31, 2022 are available at www.proxyvote.com.

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SKYX PLATFORMS CORP.

2855 W. McNab Road

Pompano Beach, Florida 33069

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2023

GENERAL INFORMATION

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of SKYX Platforms Corp., a Florida corporation (the “Company,” “we,” “us” or “our”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 28, 2023 at 2855 W. McNab Road, Pompano Beach, Florida 33069 at 10:00 a.m. Eastern Time, and at any adjournments or postponements of the Annual Meeting. The proxy materials, including this proxy statement, Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), and form of proxy card, or the Notice of Internet Availability of Proxy Materials (the “Notice”), will be mailed to stockholders on or about May 16, 2023.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission (the “SEC”) that allow us to furnish our proxy materials over the Internet, which helps the environment and reduces the costs associated with printing and distributing our proxy materials. Accordingly, we have sent to our beneficial owners and stockholders of record the Notice. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

Why did I receive a full set of proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet following the instructions on Notice or the proxy card.

The SEC has enacted rules that permit us to make available electronic versions of the proxy materials to stockholders even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to our beneficial owners and stockholders of record.

Who can vote at the Annual Meeting?

Only common stockholders of record at the close of business on May 9, 2023 (the “record date”) will be entitled to vote at the Annual Meeting. On the record date, there were 87,154,744 shares of our common stock outstanding and entitled to vote.

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What am I voting on?

There are three matters scheduled for a vote:

1.	To elect Rani R. Kohen, Nancy DiMattia, Gary N. Golden, Efrat L. Greenstein Brayer, Thomas J. Ridge, Dov Shiff, and Leonard J. Sokolow to serve as directors until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2.	To ratify the appointment of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (sometimes referred to as “say-on-pay”).

How do I vote?

For Proposal 1, you may vote “For” all the nominees to the Board, “Withhold” your vote from all nominees, or “For” all except any nominee you specify. For Proposals 2 and 3 (the ratification of the appointment of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and the say-on-pay vote), you may vote “For” or “Against,” or abstain from voting, on each proposal.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with the instructions on the proxy card or as instructed via Internet or telephone. Voting by proxy will not affect your right to attend the Annual Meeting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name through our stock transfer agent, Securitize, LLC, or you have stock certificates, you are a stockholder of record and may vote:

●	By Internet. Follow the instructions on the Notice or, if you received a printed version of these proxy materials, the proxy card, to vote by Internet, including by scanning the QR code provided on the Notice or proxy card with your mobile device.

●	By telephone or by mail. If you received a printed version of these proxy materials, follow the instructions on the enclosed proxy card to vote by telephone, or complete and mail the enclosed proxy card in the enclosed postage prepaid envelope.

●	In person at the meeting. If you attend the Annual Meeting, you may vote in person during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the record date, your shares were held not in your name, but rather through a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other nominee regarding how to vote the shares in your account and should follow the instructions contained in the Notice, proxy card or voting instruction form to vote by Internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full packet of proxy materials as instructed by the Notice. If you want to vote your shares in person at the Annual Meeting, contact the bank, broker or other nominee who holds your shares to obtain a legal proxy and bring it with you to the Annual Meeting. You will not be able to attend the Annual Meeting unless you have proof of ownership from your bank, broker or other nominee. You should contact your bank, broker or other nominee or refer to the instructions provided by your bank, broker or other nominee for further information.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the record date. There is no cumulative voting for election of directors.

What if I submit a proxy but do not make specific choices?

If you properly submit a proxy, but do not specify your voting choice on one or more of the proposals included thereon, your shares will be voted “For” the election of all of the nominees for director, “For” the ratification of the appointment of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and “For” the advisory vote on named executive officer compensation.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors, officers and employees may solicit proxies in person, by e-mail or telephone, or by other means of communication, without receiving additional compensation. We will reimburse brokers, banks and other nominees who hold shares of common stock in their names for the expenses of furnishing proxy materials to beneficial owners of the shares. We may retain a proxy solicitor in conjunction with the Annual Meeting, and its employees may assist us in the solicitation. We will pay all costs of soliciting proxies, including, in the event we retain a proxy solicitor, their fee and reasonable out-of-pocket expenses, if any.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you receive more than one Notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting submission instructions you receive for each account to ensure that all your shares are voted.

Are proxy materials available on the Internet?

This proxy statement and our 2022 Annual Report are available at www.proxyvote.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.

If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date.

●	You may submit a new vote by telephone or Internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting.

●	You may attend the Annual Meeting and vote in person; however, simply attending the Annual Meeting will not, by itself, revoke your proxy.

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If your shares are held by a bank, broker or other nominee and you provide instructions to that nominee on a form received from the nominee, you may revoke or change your voting instructions only by contacting the nominee who holds your shares. You may not vote in person at the Annual Meeting unless you obtain a legal proxy from the bank, broker or other nominee. In such event, your attendance at the Annual Meeting will not, by itself, revoke prior voting instructions.

What are “broker non-votes”?

If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal for which your bank, broker or other nominee does not have or does not exercise discretionary authority to vote (a “broker non-vote”). The effect of a broker non-vote on each proposal is discussed below.

How many votes are needed to approve each proposal?

The following table indicates the vote required for approval of each matter to be presented to the stockholders at the Annual Meeting and the effect of withhold votes or abstentions and broker non-votes.

Proposal	Required Vote	Effect of Withhold Votes, Abstentions and Broker Non-Votes
Proposal 1 – Elect seven directors	Plurality of the votes cast: the seven nominees that receive the most “For” votes will be elected.	Withhold votes and broker non-votes will have no effect on this proposal.
Proposal 2 – Ratification of the appointment of M&K as our independent registered public accounting firm for 2023	The number of votes cast “For” this proposal must exceed the number of votes cast “Against” this proposal.	Abstentions and broker non-votes, if any, will have no effect on this proposal. As this is a “routine” proposal, if you do not provide voting instructions to your broker, your broker generally will have discretion to vote your shares on this proposal.
Proposal 3 – Say-on-pay	The number of votes cast “For” this proposal must exceed the number of votes cast “Against” this proposal.	Abstentions and broker non-votes will have no effect on this proposal.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Except as otherwise required by Florida law, under the Company’s Articles of Incorporation, as amended (“Articles”) and Second Amended and Restated By-Laws (“Bylaws”), a quorum will be present if stockholders entitled to one-third of the votes are present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Who can attend the meeting, and what are the rules for admission or voting at the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in street name (that is, through a bank, broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. If you want to vote shares that you hold in street name in person at the Annual Meeting, you must bring a legal proxy in your name from the bank, broker or other nominee that holds your shares.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Annual Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven nominees will be elected as directors. Our Board of Directors currently consists of seven members: Rani R. Kohen, Nancy DiMattia, Gary N. Golden, Efrat L. Greenstein Brayer, Thomas J. Ridge, Dov Shiff, and Leonard J. Sokolow. Each of our nominees is currently a member of our Board of Directors and is standing for reelection at the Annual Meeting. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. As of the record date, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Our Board of Directors

Set forth below are the name, age, and position of each nominee, as of the record date:

Nominees	Age	Position(s) and Office(s) Held with the Company
Rani R. Kohen	57	Director, Executive Chairman
Nancy DiMattia	62	Director
Gary N. Golden	69	Director
Efrat L. Greenstein Brayer	60	Director
Thomas J. Ridge	77	Director
Dov Shiff	75	Director
Leonard J. Sokolow	66	Director

The term for each of our current directors expires at the Annual Meeting. All directors are elected to serve until their respective successors are duly elected and qualified at the next Annual Meeting of Stockholders, or until the earlier of his or her death, resignation, retirement or removal from such position. There are no family relationships among any of our directors or executive officers.

Set forth below is the specific experience, qualifications and background of each of the individuals listed above.

Rani R. Kohen founded the Company and invented our technologies. He has served as Executive Chairman of the Board since 2016 and as Chairman of our Board of Directors since November 2012. Mr. Kohen also previously served as our Chief Executive Officer from 2004 through 2012. Mr. Kohen is a businessman, entrepreneur and inventor of our technologies. He brings strategic acumen with over 20 years of experience in business, as well as in advanced smart home technologies, product design, lighting, and other related businesses. Since founding the Company, he has succeeded in attracting and engaging accomplished Board members, talented management and leading executives from various industries. He has led every major milestone achieved by the Company to date, including securing substantial financing to support the Company’s growth. The Board of Directors believes that with Mr. Kohen’s leadership and qualifications, and the continuity that he brings with his advanced business strategies, he will continue to move us forward towards achieving our goals.

Nancy DiMattia has served as a director of the Company since February 2022. Ms. DiMattia has served as Chief Financial Officer of Island Stone North America, a manufacturer and supplier of natural stone and man-made tiles, since October 2022. Ms. DiMattia previously served as Senior Vice President and Chief Financial Officer of Tile Shop Holdings, Inc., a publicly traded specialty retailer of natural stone and man-made tiles, setting and maintenance materials, and related accessories, from September 2019 until January 2022, where she continued to serve in an advisory capacity through March 2022. She also previously provided consulting services to Tile Shop Holdings, Inc. from July 2019 until September 2019. Before joining Tile Shop Holdings, Inc., Ms. DiMattia gained over twenty-five years of experience in financial reporting and accounting processes in positions of increasing responsibility at Virginia Tile Company. She most recently served as the Corporate Controller from 2005 until March 2019. During her tenure at Virginia Tile Company, she was responsible for establishing sound financial management, promoting effective internal accounting controls, developing and leading highly competent accounting teams, and maintaining a documented system of accounting policies and procedures. Our Board believes Ms. DiMattia’s qualifications to serve as a member of our Board include her retail industry experience, including her experience overseeing retail-related information technology measures and working with a customer base that includes architects and designers, and financial expertise, including managing audits, internal controls and mergers and acquisitions.

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Gary N. Golden has served as a director of the Company since February 2022. Since April 2022, Mr. Golden has been with vcfo, which offers fractional CFO and human resources services to clients who require advisors they could trust to guide them through major changes. During 2021, Mr. Golden served as interim Chief Financial Officer of ADB Companies, which provides strategy, design, execution and program management services for the communication, utility, and technology industries. Prior to that, during 2021, Mr. Golden served as a project manager and professional services contractor for MMC Group, Inc., which offers full-service workforce solutions, and as interim controller at SportClips Haircuts. During 2020, he served as a special project auditor for WebsterRogers LLP, a South Carolina-based accounting and consulting firm that provides a broad spectrum of assurance, tax and advisory services. From 2013 to 2019, Mr. Golden served as Chief Financial Officer at NBG Home, an affiliate of Nielsen & Bainbridge, LLC and one of the largest home decor manufacturing companies and importers globally. From 2008 to 2013, Mr. Golden served as Chief Financial Officer and Professional Services Contractor for MMC Group, Inc. Mr. Golden has served in a variety of other financial and operational roles, including as Vice President, Controller of Kinko’s Inc., Senior Vice President and Corporate Controller of Blockbuster, Inc., and in controller and internal audit roles at Fuqua Industries and Qualex, Inc. Mr. Golden is a licensed Certified Public Accountant and began his career at Arthur Andersen & Inc. Our Board believes Mr. Golden’s qualifications to serve as a member of our Board include his financial expertise, including his status as an “audit committee financial expert,” and his experience in the home goods and lighting industry.

Efrat L. Greenstein Brayer has served as a director of the Company since February 2022. Ms. Greenstein Brayer currently serves as Co-Founder and Chief Executive Officer of Merkavah Inc. (d/b/a Ezzree), which provides online emotional and spiritual support care services, and has been principal attorney of the law office of Laura Greenstein since 2000, where she provides services as a corporate finance attorney. Ms. Greenstein Brayer previously served as a contract attorney with Holland & Knight from 2006 through 2012, as associate counsel at Bank Hapoalim B.M. from 1996 through 2000, as an associate at Rogers & Wells (later acquired by Clifford Chance) from 1993 through 1996, and as an associate at Haight, Gardner, Poor & Havens (later acquired by Holland & Knight) from 1988 through 1993. Ms. Greenstein Brayer has also served as an officer or director of several private companies. Our Board believes Ms. Greenstein Brayer’s qualifications to serve as a member of our Board include her corporate law expertise and her experience founding and serving as Chief Executive Officer of a private company, including in customer service and technology innovation.

Governor Thomas J. Ridge has served as a director of the Company since June 2013. Mr. Ridge has served as Chief Executive Officer of Ridge Global, LLC, a global strategic consulting company and provider of insurance and risk transfer solutions, since July 2006, where he also currently serves as Chairman of the board and previously served as President. In 2014, Mr. Ridge co-founded Ridge Schmidt Cyber, an executive services firm addressing the increasing demands of cybersecurity. In April 2010, Mr. Ridge became a partner in Ridge Policy Group, a bipartisan, full-service government affairs and issue management group. From January 2003 to January 2005, Mr. Ridge served as the Secretary of the United States Department of Homeland Security, and from September 2001 through January 2003, Mr. Ridge served as the Special Assistant to the President for Homeland Security.

Mr. Ridge served two terms as Governor of the Commonwealth of Pennsylvania, from 1995 to 2001, and served as a member of the U.S. House of Representatives from January 1983 until January 1995. Mr. Ridge previously served as a member of the board of directors of The Hershey Company (NYSE: HSY), a global confectionery leader, from November 2007 to May 2018, Advaxis, Inc. (then Nasdaq: ADXS), a clinical-stage biotechnology company, from August 2015 to March 2018, and LifeLock, Inc. (then NYSE: LOCK), a provider of identity theft protection, from March 2010 to February 2017, until its merger with a subsidiary of Symantec Corporation, as well as several other public companies. Mr. Ridge serves as Co-Chair of the Bipartisan Commission on Biodefense, as Chairman Emeritus of the board of the National Organization on Disability, and as a member of board of trustees of the Center for the Study of the Presidency, among other private organizations. Our Board believes Mr. Ridge’s qualifications to serve as a member of our Board include his vast experience in both government and industry, his service on other public and private company boards and his expertise in risk management and cybersecurity.

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Dov Shiff has served as a director of the Company since February 2014. Mr. Shiff is presently President and Chief Executive Officer of the Shiff Group of Companies. The Shiff Group owns and operates hotels and other real estate in Israel, including Hayozem Resorts & Hotels Ltd., Marina Hotel Tel Aviv Ltd. and Zvidan Investments Ltd. Our Board believes Mr. Shiff’s qualifications to serve as a member of our Board include his experience in developing and operating new businesses.

Leonard J. Sokolow has served as a director of the Company since November 2015. Mr. Sokolow has served as Chief Executive Officer and President of Newbridge Financial, Inc. since January 2015. Mr. Sokolow served as Chairman of its broker-dealer subsidiary, Newbridge Securities Corporation, from January 2015 through July 2022. Since July 2022, Mr. Sokolow became Chief Executive Officer of Newbridge Securities Corporation, as well as Chief Executive Officer of Newbridge Financial, Inc.’s registered investment adviser subsidiary, Newbridge Financial Services Group, Inc. Mr. Sokolow previously served in a variety of roles at vFinance, Inc., a publicly traded financial services company, including as Chairman of the board of directors from January 2007, a member of the board of directors from November 1997 and Chief Executive Officer from November 1999 through July 2008, when it merged into National Holdings Corporation, a publicly traded financial services company. Mr. Sokolow also served as President of vFinance, Inc. from January 2001 through December 2006. From July 2008 until July 2012, Mr. Sokolow was President of National Holdings Corporation, and from July 2008 until July 2014, he was Vice Chairman of the board of directors of National Holdings Corporation. From July 2012 until December 2014, Mr. Sokolow was a consultant and partner at Caribou LLC, a strategic advisory services firm. Mr. Sokolow was Founder, Chairman and Chief Executive Officer of the Americas Growth Fund Inc., a closed-end management investment company, from 1994 to 1998. From 1988 until 1993, Mr. Sokolow was an Executive Vice President and the General Counsel of Applica Inc., a publicly traded appliance marketing and distribution company. From 1982 until 1988, Mr. Sokolow practiced corporate, securities and tax law and was one of the founding attorneys and a partner of an international boutique law firm. From 1980 until 1982, he worked as a Certified Public Accountant for Ernst & Young and KPMG Peat Marwick.

Mr. Sokolow has served on the board of directors of Consolidated Water Co. Ltd. (Nasdaq: CWCO), a developer and operator of advanced water supply and treatment plants and water distribution systems, since June 2006, where he currently serves as Chairman of the Audit Committee and as a member of the Nominations and Corporate Governance Committee. In addition, Mr. Sokolow has served on the board of directors of Vivos Therapeutics, Inc. (Nasdaq: VVOS), a medical technology company focused on developing and commercializing innovative treatments for adult patients suffering from sleep-disordered breathing, since June 2020, where he currently serves as Chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee, and on the board of directors of Agrify Corporation (Nasdaq: AGFY), a developer of precision hardware and software grow solutions for the indoor agriculture marketplace, as well as providing associated consulting, engineering, and construction services, since December 2021, where he currently serves as a member of the Audit Committee and the Compensation Committee. Mr. Sokolow previously served on the board of directors of, and as Chairman of the Audit Committee for, Marquee Energy Ltd. (formerly Alberta Oilsands Inc.) (then TSXV: MQX), an energy company. Our Board believes Mr. Sokolow’s qualifications to serve as a member of our Board include his extensive experience in the financial industry and in strategic planning, mergers, acquisitions, securities, and corporate development advisory services, his service on other public company boards and his history of executive leadership in developing and operating businesses.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR ALL OF THE DIRECTOR NOMINEES.

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THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

Director Independence

As required under The Nasdaq Stock Market LLC (“Nasdaq”) rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board of Directors has determined that all members of the Board of Directors, except Rani R. Kohen, Dov Shiff and Leonard J. Sokolow, are “independent” as that term is defined under applicable SEC rules and regulations and Nasdaq listing requirements and rules. In addition, Phillips S. Peter, who served as a director during 2022, was independent under such criteria. In making such independence determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the transactions described below under “Certain Relationships and Related Party Transactions” and beneficial ownership of our capital stock by each non-employee director. The composition of our Board of Directors and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC.

Composition of our Board of Directors

Our business and affairs are managed under the direction of our Board of Directors, which currently consists of seven directors. The number of directors is determined by our Board of Directors or our stockholders, but will not be less than five persons, subject to the terms of our Articles and our Bylaws. Each director is elected to a one-year term and holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement or removal. Vacancies and newly created directorships on the Board of Directors may be filled at any time by the remaining directors.

Diversity

Two of our directors are women, representing approximately 25% of our Board of Directors. Additional information regarding director diversity is included in the table below.

Board Diversity Matrix (As of May 9, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4		1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background			2

We believe that having a diverse Board of Directors can offer a breadth and depth of perspectives that enhance our performance. The Nominating and Corporate Governance Committee will, when evaluating candidates for service on the Board, consider the manner in which a candidate’s appointment to the Board would impact the overall composition of the Board with regard to diversity of viewpoint, professional experience, education, skill, age, gender identity, nationality, race, ethnicity and sexual orientation.

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Board Leadership Structure and Board’s Role in Risk Oversight

We have chosen to separate the Chief Executive Officer and Board chairperson positions, as our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time. We believe that separating the positions of Chief Executive Officer and chairperson of the Board of Directors allows our Chief Executive Officer to focus on our day-to-day business, while allowing a chairperson of the Board to lead the Board of Directors in its fundamental role of providing advice to and oversight of management. The Board does not believe that one particular leadership structure is always appropriate, and that the decision as to whether the positions of Chief Executive Officer and chairperson should be combined or separated, and whether an executive or an independent director should serve as chairperson if the roles are split, should be based upon the particular circumstances facing the Company. Maintaining a flexible policy allows the Board to choose the leadership structure that best serves the interests of the Company and its stockholders at any particular time. The Board will continue to periodically evaluate the Board’s leadership structure and its appropriateness given the needs of the Board and the Company.

While our executive officers are responsible for the day-to-day management of the material risks we face, one of the key functions of our Board of Directors is informed oversight of our risk management process. In particular, our Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure related to our business, which may include regulatory, financial, human capital, environmental, social and governance (“ESG”) matters, sustainability, safety, information technology and cybersecurity, litigation and reputation risks, among others. Our Board of Directors administers its oversight function directly as a whole. Our Board of Directors also administers its oversight through various standing committees, which address risks inherent in their respective areas of oversight. For example, our Audit Committee is responsible for overseeing the management of risks associated with financial reporting, accounting and auditing matters and legal and regulatory compliance, as well as our information technology and technology risks, such as cybersecurity, and our related party transactions and conflicts of interest and associated risks; our Compensation Committee oversees the management of risks associated with our compensation policies and programs and risks related to our human capital management and employee succession planning; and our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence, composition and organization of our Board of Directors, director succession planning, our corporate governance practices and ESG matters. The committee members regularly report to the full Board of Directors on material developments in their areas of oversight. Upon the request of the committees, our Chief Executive Officer, Chief Financial Officer and other senior management attend meetings of these committees when they are not in executive session and may report on matters that would not be otherwise addressed at these meetings. Our Board of Directors believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each member of each standing committee of our Board of Directors qualifies as an independent director in accordance with the listing standards of Nasdaq. Our Board of Directors may from time to time establish other committees; for example, the Board has established a Business Strategy and Development Committee, which consists of Rani R. Kohen, Leonard J. Sokolow, and, as of March 2023, Nancy DiMattia.

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As of the record date, the membership of the standing committees was as follows:

Board Member	Audit	Compensation	Nominating & Corporate Governance
Rani R. Kohen
Nancy DiMattia	X	X	X
Gary N. Golden	Chair	Chair	X
Efrat L. Greenstein Brayer	X	X	Chair
Thomas J. Ridge
Dov Shiff
Leonard J. Sokolow
Number of Meetings Held During 2022	7	4	1

Each standing committee operates pursuant to a charter adopted by our Board of Directors. The full text of our Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are posted on the investor relations section of our website at www.skyplug.com.

Audit Committee

Our Audit Committee consists of Ms. DiMattia, Ms. Greenstein Brayer and Mr. Golden, who is the chair of the Audit Committee. The functions of the Audit Committee include:

●	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

●	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	reviewing our disclosure controls and procedures, as well as reviewing disclosures regarding our internal control over financial reporting;

●	establishing policies and procedures for the receipt, retention and treatment of accounting-related complaints and concerns;

●	recommending to the Board of Directors, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our annual reports on Form 10-K;

●	discussing with management our policies with respect to risk assessment and risk management and our significant financial risk exposures, as well as information security and technology risks (including cybersecurity);

●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

●	reviewing and overseeing all related person transactions for potential conflict of interest situations, as well as annually reviewing the related party transactions policy;

●	overseeing compliance with, and annually reviewing, the Code of Business Conduct and Ethics; and

●	reviewing quarterly earnings releases.

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All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq listing rules. Our Board of Directors has determined that Mr. Golden qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of Nasdaq listing standards. In making this determination, our Board of Directors considered Mr. Golden’s prior experience, business acumen and independence. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

Compensation Committee

Our Compensation Committee consists of Ms. DiMattia, Ms. Greenstein Brayer and Mr. Golden, who is the chair of the Compensation Committee. The functions of the Compensation Committee include:

●	annually reviewing our overall compensation policy as it applies to our employees generally, and the corporate goals and objectives relevant to compensation of the Executive Chairman, Chief Executive Officer and our other executive officers;

●	reviewing and approving or recommending to the Board of Directors the compensation of our executive officers;

●	reviewing and approving or recommending to the Board of Directors our incentive compensation plans and equity-based plans;

●	reviewing and recommending to the Board of Directors the compensation of our non-management directors;

●	reviewing the executive compensation disclosures and, if and when required, preparing the compensation committee report required by SEC rules to be included in our annual proxy statement or Form 10-K, as applicable;

●	overseeing risks relating to our compensation policies, practices and procedures;

●	reviewing our strategies related to human capital management; and

●	reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Ms. DiMattia, Mr. Golden and Ms. Greenstein Brayer, who is the chair of the Nominating and Corporate Governance Committee. The functions of the Nominating and Corporate Governance Committee include:

●	identifying and evaluating individuals qualified to become members of the Board of Directors;

●	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees;

●	considering, developing and recommending to the Board of Directors policies and procedures with respect to the nomination of directors or other corporate governance matters;

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●	reviewing disclosures relating to our corporate governance practices to be included in our annual proxy statement or Form 10-K, as applicable;

●	reviewing our policies and practices regarding corporate social responsibility and ESG matters and related risks;

●	reviewing proposals submitted by stockholders for inclusion in our proxy materials; and

●	overseeing the evaluation of our Board of Directors and Board committees.

The Nominating and Corporate Governance Committee considers the following criteria, among other criteria that it deems appropriate, in recommending candidates for service on the Board:

●	personal and professional integrity;

●	experience in corporate management, such as service as an officer of a publicly held company and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company;

●	experience in our industry and/or in the areas of relevance to us, including, without limitation, ESG;

●	experience as a member of the board of directors of another publicly held company;

●	academic expertise in our area of operations;

●	practical and mature business judgment, including the ability to make independent analytical inquiries; and

●	the manner in which a candidate’s appointment to the Board would impact the overall composition of the Board with regard to diversity of viewpoint, professional experience, education, skill, age, gender identity, nationality, race, ethnicity and sexual orientation.

The above are only threshold criteria, and the Nominating and Corporate Governance Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances. In assessing director candidates, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. While the Nominating and Corporate Governance Committee does not have a formal diversity policy (however that term may be defined), it recognizes that having a diverse Board with a variety of viewpoints provides a more comprehensive decision-making process and reflects an increased emphasis on gender and diversity parity by investors. To advance our goal of promoting Board diversity, the Nominating and Corporate Governance Committee intends to include, and to request any search firm retained by the Nominating and Corporate Governance Committee include, in its list of director candidates for potential recommendation to the Board one or more qualified women and/or minority candidates. Our commitment is reflected, in part, by our current Board composition, which includes two women.

In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee will assess the independence of the nominee under applicable SEC rules and regulations and Nasdaq listing standards and conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. If a candidate passes the preliminary review, we expect members of the Nominating and Corporate Governance Committee and the Executive Chairman will interview the candidate to confirm whether he or she possesses the criteria established by the Nominating and Corporate Governance Committee, in addition to his or her personality, leadership traits, work ethic, and independence to effectively contribute as a member of the Board. The Nominating and Corporate Governance Committee will meet to discuss and consider the candidates’ qualifications and then recommend to the Board for appointment a nominee by majority vote.

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The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Such recommendations should be made in accordance with the Company’s procedures for nomination of directors by stockholders, as described in the Company’s Bylaws. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

Board Meetings

The Board held five meetings during 2022. Each of our current directors that served during 2022 attended at least 75% of the aggregate meetings of the Board held during the period for which he or she served and the committees of the Board on which he or she served during the periods that he or she served during 2022, other than Mr. Ridge. Mr. Ridge was unable to attend at least 75% of such meetings due to health-related issues.

Annual Meetings of Stockholders

While we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meetings of Stockholders, we encourage, but do not require, directors to attend. Messrs. Kohen, Golden, Peter and Sokolow and Mss. DiMattia and Greenstein Brayer attended our 2022 Annual Meeting of Stockholders.

Human Capital

Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our current and future employees. We encourage and support the growth and development of our employees. Continual learning and career development is advanced through ongoing performance and development conversations with employees, and reimbursement is available to employees for seminars, conferences, formal education and other training events employees attend in connection with their job duties.

Our core values of accountability, openness and integrity underscore everything we do and drive our day-to-day interactions. The safety, health and wellness of our employees is a top priority.

Sustainability

We aim to provide safe and sustainable solutions to consumers, who increasingly consider sustainability and energy efficiency when purchasing products. We believe that creating sustainable products and streamlining our operations drives efficiency, innovation and, ultimately, long-term value-creation. In designing and improving our products, we consider and apply sustainability strategies, as appropriate. For example, our products’ features include an energy savings economical mode, which can help users reduce their energy consumption, and we generally use LED lighting in our ceiling fans and light fixtures, which is more energy-efficient than traditional lighting products.

Cybersecurity

We have implemented measures and protocols to ensure that our users’ information is safe and fully protected. We use high level of cybersecurity measures and protocols to ensure that our software, technologies, servers, products, platform, and devices are all protected to prevent any type of unauthorized or illegal access or interference to our software, technologies, servers, products, platforms, and devices.

Our products, platforms and devices communicate over MQTT and are encrypted over Transport Layer Security, with each individual product, platform and device having its own set of certificates, keys, and universally unique identifiers, which ensures that each device can only communicate with its own topic. This ensures that even in extreme cases of illegally gaining control over a specific device, it will not affect any other devices.

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Each login to the platform generates the user a temporary token that grants access to the services for a limited amount of time, which ensures that there is no permanent access token that can be used by hackers for unauthorized access. Each token has permissions to access only the user’s resources.

Our solutions are designed in a way that the user will need to conduct a restricted set of permissions, thus minimizing the risk of unwanted users gaining control over other locations.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, employees, and officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions). The full text of our Code of Business Conduct and Ethics is posted on the investor relations section of our website at www.skyplug.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website within four business days following the date of the amendment or waiver.

Communication with the Board of Directors

Interested parties, including stockholders, may contact the Board of Directors, including the non-management directors, or any committee of the Board of Directors by sending correspondence to SKYX Platforms Corp., 2855 W. McNab Road, Pompano Beach, Florida 33069, Attention: Secretary. The Secretary will review and promptly forward communications to the appropriate members of the Board of Directors or the appropriate committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as business solicitation or advertisements, junk mail or spam and overly hostile, threatening, potentially illegal or similarly unsuitable communications.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past 10 years.

Hedging or Pledging of Company Stock

Our insider trading policy prohibits our employees, officers and directors from engaging in hedging or monetization transactions with respect to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, from trading in derivative securities related to our common stock, which include publicly traded call and put options, and from engaging in short selling of our common stock. Our insider trading policy prohibits holding our securities in a margin account or otherwise pledging securities as collateral, except with prior approval of the compliance officer designated under the policy.

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DIRECTOR COMPENSATION

Director Compensation

Directors who are employed by us do not receive compensation for service on our Board of Directors. Prior to March 2022, we did not pay cash compensation to our non-employee directors for service on our Board. Our non-employee directors were reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board members.

Our Board of Directors approved a program for non-employee director compensation (the “Director Compensation Program”) on March 7, 2022. For service on our Board, non-employee directors receive an annual cash retainer of $30,000, paid in quarterly installments (which began as of February 14, 2022 and is pro-rated as applicable). Directors may elect to have the cash retainer paid in the form of shares of common stock, determined based on the closing price per share of common stock on Nasdaq on the last day of the quarter.

In addition, on the third trading day after the earlier of the date of the earnings release or the date the annual report is filed on Form 10-K (the “Program Grant Date”), non-employee directors received an annual grant of (i) 5,000 shares of restricted stock, which vest immediately on the Program Grant Date, and (ii) options to purchase up to 5,000 shares of common stock with an exercise price equal to the closing price of common stock on Nasdaq on Program Grant Date, which vest in twelve equal monthly installments beginning on the last day of the month in which the options were granted and expire five years from the Program Grant Date.

For service as a member of the Audit Committee, Compensation Committee and/or Nominating and Corporate Governance Committee, non-employee directors each received an annual grant of (i) 1,000 shares of restricted stock, which vest immediately on the Program Grant Date, and (ii) options to purchase up to 1,000 shares of common stock with an exercise price equal to the closing price of common stock on Nasdaq on the Program Grant Date, which vest in twelve equal monthly installments beginning on the last day of the month in which the options were granted and expire five years from the Program Grant Date.

For service as the Chair of the Audit Committee, Compensation Committee and/or Nominating and Corporate Governance Committee, non-employee directors each received an additional annual grant of (i) 1,000 shares of restricted stock, which vest immediately on the Program Grant Date, and (ii) options to purchase up to 1,000 shares of common stock with an exercise price equal to the closing price of common stock on Nasdaq on the Program Grant Date, which vest in twelve equal monthly installments beginning on the last day of the month in which the options were granted and expire five years from the Program Grant Date.

For non-employee members of the Business Strategy and Development Committee of the Board, non-employee directors each received an additional annual grant of (i) 12,500 shares of restricted stock, which vest immediately on the Program Grant Date, and (ii) options to purchase up to 12,500 shares of common stock with an exercise price equal to the closing price of common stock on Nasdaq on the Program Grant Date, which vest in twelve equal monthly installments beginning on the last day of the month in which the options were granted and expire five years from the Program Grant Date.

Non-employee directors also receive reimbursement of reasonable out-of-pocket expenses for attending meetings and carrying out duties as Board members.

As compensation for service on our board during 2022, each non-employee director received, effective March 11, 2022, 5,000 shares of common stock, which vested on the effective date of grant, and five-year options to purchase up to 5,000 shares of common stock, which vested in twelve equal installments on the last day of each month following date of grant, have an exercise price of $12.34 per share and expire March 11, 2027.

As compensation for their service on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, on March 11, 2022, Ms. Greenstein Brayer, Mr. Golden and Ms. DiMattia were each granted (i) 3,000 shares of common stock, which vested on the effective date of grant, and (ii) five-year options to purchase up to 3,000 shares of common stock, which vested in twelve equal installments on the last day of each month following date of grant, have an exercise price of $12.34 per share and expire March 11, 2027.

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As compensation for his service as the Chair of our Audit Committee and of our Compensation Committee, on March 11, 2022, Mr. Golden was granted (i) 2,000 shares of common stock, which vested on the effective date of grant, and (ii) five-year options to purchase up to 2,000 shares of common stock, which vested in twelve equal installments on the last day of each month following date of grant, have an exercise price of $12.34 per share and expire March 11, 2027.

As compensation for her service as the Chair of our Nominating and Corporate Governance Committee, on March 11, 2022, Ms. Greenstein Brayer was granted (i) 1,000 shares of common stock, which vested on the effective date of grant, and (ii) five-year options to purchase up to 1,000 shares of common stock, which vested in twelve equal installments on the last day of each month following date of grant, have an exercise price of $12.34 per share and expire March 11, 2027.

As compensation for his service on our Business Strategy and Development Committee, on March 11, 2022, Mr. Sokolow was granted (i) 12,500 shares of common stock, which vested on the effective date of grant, and (ii) five-year options to purchase up to 12,500 shares of common stock, which vested in twelve equal installments on the last day of each month following date of grant, have an exercise price of $12.34 per share and expire March 11, 2027.

Five non-employee directors elected to receive their 2022 annual cash retainer in shares of common stock, of which four (Ms. DiMattia, Mr. Ridge, Mr. Shiff and Mr. Sokolow)each received 285 shares on March 31, 2022, 3,750 shares on June 30, 2022, 2,032 shares on September 30, 2022 and 2,976 shares on December 31, 2022. One non-employee director (Mr. Peter) receiving shares of common stock instead of cash resigned on June 28, 2022, and therefore received 285 shares on March 31, 2022 and 3,668 shares on June 30, 2022.

2023 Director Compensation

In March 2023, the Compensation Committee recommended, and the Board of Directors approved, certain changes to the Director Compensation Program, such that (i) the Chair of the Audit Committee, Compensation Committee and/or Nominating and Corporate Governance Committee will each receive 2,000 shares of restricted common stock and options to purchase 2,000 shares and (ii) the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee will each receive 3,000 shares of restricted common stock and options to purchase 3,000 shares. All other terms of the Director Compensation Program, including grant dates and vesting terms, remain the same.

On April 5, 2023, pursuant to the Director Compensation Program, the non-employee directors were granted the following equity awards: Ms. DiMattia, 26,5000 shares of restricted stock and 26,500 options (which includes 5,000 shares and options for service as a non-employee director, 9,000 shares and options for her service on each standing committee and 12,500 shares and options for her service on the Business Strategy and Development Committee); Mr. Golden, 18,000 shares of restricted stock and 18,000 options (which includes 9,000 shares and options for his service on each standing committee and 4,000 shares for his service as chair of the Audit Committee and Compensation Committee); Ms. Greenstein Brayer, 16,000 shares of restricted stock and 16,000 options (which includes 5,000 shares and options for service as a non-employee director, 9,000 shares and options for her service on each standing committee and 2,000 shares and options for her service as chair of the Nominating and Corporate Governance Committee); Mr. Ridge, 5,000 shares of restricted stock and 5,000 options (which includes 5,000 shares and options for service as a non-employee director); Mr. Shiff, 5,000 shares of restricted stock and 5,000 options (which includes 5,000 shares and options for service as a non-employee director); and Mr. Sokolow, 17,500 shares of restricted stock and 17,500 options (which includes 5,000 shares and options for service as a non-employee director and 12,500 shares and options for his service on the Business Strategy and Development Committee). All shares of restricted stock vested immediately upon grant. All options have an exercise price of $3.28 per share, will vest in twelve equal monthly installments, beginning April 30, 2023, and expire April 5, 2028.

In addition, four non-employee directors (Ms. DiMattia, Mr. Ridge, Mr. Shiff and Mr. Sokolow) elected to be paid their 2023 annual cash retainer in the form of shares of common stock, with the number of shares determined based on the opening price per share of common stock on Nasdaq on the last day of the quarter. Each such director received 2,174 shares of common stock on March 31, 2023.

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Director Compensation Table

The following table summarizes the compensation paid to each non-employee director who served during the fiscal year ended December 31, 2022. All compensation earned by Mr. Kohen during 2022 has been reported in the “Summary Compensation Table” under “Executive Compensation.”

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Nancy DiMattia	—	124,880	39,918	—	—	—		164,798
Gary N. Golden	26,162	123,400	49,900	—	—	—		199,062
Efrat L. Greenstein Brayer	26,162	111,060	44,912	—	—	—		187,135
Phillips S. Peter(2)	—	72,698	7,462	—	—	—		80,168
Thomas J. Ridge	—	87,860	24,948	—	—	—		112,808
Dov Shiff	—	87,860	24,948	—	—	—		112,808
Leonard J. Sokolow	—	242,110	87,328	—	—	112,126	(3)	441,564

(1)	The table reflects the grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”), of the restricted share awards and options granted to directors in 2022. The assumptions used to determine the valuation of the awards are discussed in Note 2 and Note 12 to our consolidated financial statements included in our 2022 Annual Report.

There were no unvested stock awards held by non-employee directors as of December 31, 2022, other than Mr. Sokolow, as described in footnote 3. The total number of unexercised option awards (vested and unvested) held by our non-employee directors as of December 31, 2022 was as follows: Ms. DiMattia, 8,000 options; Mr. Golden, 10,000 options; Ms. Greenstein Brayer, 9,000 options; Mr. Peter, 426,250 options; Mr. Ridge, 630,000 options; Mr. Shiff, 130,000 options; and Mr. Sokolow, 967,500 options.

(2)	Mr. Peter resigned from the board of directors effective June 28, 2022.

(3)	On November 9, 2022, the Company entered into the Advisory Agreement (as defined below) with Newbridge Securities Corporation, pursuant to which Newbridge Securities Corporation agreed to provide financial and general corporate advisory services. Pursuant to the Advisory Agreement, the Company agreed to issue to affiliates of Newbridge Securities Corporation an aggregate of 200,000 restricted shares of the Company’s common stock, which will vest on the following schedule: 50,000 shares of common stock on November 9, 2022 and 50,000 shares on each of the six-, 12- and 18-month anniversaries of such date. Mr. Sokolow received 40,333 of the restricted shares, of which 30,250 were unvested as of December 31, 2022. In the event the Advisory Agreement is terminated prior to its expiration, any shares that have not vested as of such date will be forfeited. For additional information, see “Certain Relationships and Related Party Transactions” below.

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal to Ratify Appointment of M&K

M&K has served as the Company’s independent registered public accounting firm since 2018. Representatives of M&K are expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

The Audit Committee has approved the selection of M&K to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023. Although neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of M&K as our independent registered public accounting firm, the Audit Committee considers the appointment of an independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of M&K for ratification by stockholders as a matter of good corporate governance.

If the stockholders fail to ratify the selection of M&K as the Company’s independent registered public accounting firm for fiscal year 2023, the Audit Committee will consider whether to retain M&K. In addition, even if stockholders ratify the Audit Committee’s selection, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and its stockholders.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed to us for the years ended December 31, 2022 and December 31, 2021 by M&K:

	2022	2021
Audit Fees(1)	$72,500	$48,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$72,500	$48,000

(1)	Audit fees represent amounts billed for professional services rendered for the audit and/or review of our consolidated financial statements. For 2022 and 2021, includes audit fees for professional services rendered in relation to the review of our registration statement and other documents filed with the SEC in connection with our initial public offering. For 2022, includes fees related to professional services rendered in connection with the issuance of a consent related to a Registration Statement on Form S-8.

Pre-Approval Policy

Pursuant to the Audit Committee Charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditors. Notwithstanding the foregoing, separate Audit Committee pre-approval is not required (a) if the engagement for services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding our engagement of the independent auditor (the “Pre-Approval Policy”) as to matters within the scope of the Pre-Approval Policy or (b) for de minimis non-audit services that are approved in accordance with applicable SEC rules. For fiscal year 2022, all services performed by our independent auditors were pre-approved by the Audit Committee.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF M&K AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information about our executive officers, including their ages, as of the record date. Mr. Kohen’s background is described above under “Proposal 1—Election of Directors.”

Name	Age	Position
Rani R. Kohen	57	Director, Executive Chairman
John P. Campi	78	Chief Executive Officer
Steven M. Schmidt	69	President
Marc-Andre Boisseau	58	Chief Financial Officer
Patricia Barron	62	Chief Operations Officer

John P. Campi has served as our Chief Executive Officer since November 2014 and served as our Chief Financial Officer through December 31, 2021. Mr. Campi founded Genesis Management, LLC in 2009, and retired in 2014 upon accepting the role of our Chief Executive Officer. Mr. Campi has extensive experience in the field of cost management, is recognized as a founder of the strategic cost-management discipline known as Activity-Based Cost Management and has extensive experience in the field of supply chain management. From December 2007 to December 2008, Mr. Campi served as the Chief Procurement Officer and an Executive Vice President for Chrysler, where he was responsible for all worldwide purchasing and supplier quality activities. From September 2003 to January 2007, Mr. Campi served as the Senior Vice President of Sourcing and Vendor Management for The Home Depot, Inc., where he led the drive for standardization and optimization of The Home Depot, Inc.’s global supply chain. From April 2002 to September 2003, Mr. Campi served as the Chief Procurement Officer and Vice President for DuPont Global Sourcing and Logistics. Prior to 2002, Mr. Campi led the Global Sourcing activities for GE Power Energy and held a variety of positions with Federal Mogul, Parker-Hannifin Corporation and PricewaterhouseCoopers. Mr. Campi previously served on the board of Trustees of Case Western Reserve University and has been appointed an Emeriti Trustee. Mr. Campi also has served as a member of the advisory board of directors for three startup companies and has served as a Member of the Financial Executives Institute and the Institute of Management Accountants. Mr. Campi received his MBA from Case Western Reserve University. Mr. Campi has extensive executive and advisory experience with established and startup companies, as well as in cost-management and supply chain management.

Steven M. Schmidt has served as our President since June 2021 and has served as a consultant to the Company since August 2019. Mr. Schmidt formed Schmidt Family Investments LLC, which invests in early stage companies, in May 2017, of which he is the sole principal. Mr. Schmidt previously served in a variety of roles at Office Depot, Inc. from July 2007 through May 2016, including as Executive Vice President and President, International from November 2011 to May 2016, Executive Vice President, Corporate Strategy and New Business Development from July 2011 until November 2011 and President, North American Business Solutions from July 2007 until November 2011. Prior to joining Office Depot, Inc., Mr. Schmidt spent 11 years with the ACNielsen Corporation, most recently serving as President and Chief Executive Officer. Prior to joining ACNielsen, Mr. Schmidt spent eight years at the Pillsbury Food Company, serving as President of its Canadian and Southeast Asian operations. He has also held management positions at PepsiCo and Procter & Gamble.

Marc-Andre Boisseau has served as our Chief Financial Officer and as our principal financial officer and principal accounting officer since January 1, 2022. Mr. Boisseau is a partner of Boisseau, Felicione & Associates Inc., which provides assurance, advisory and tax services for public and private companies in a variety of industries and which he founded in February 2002. Among other positions, Mr. Boisseau served at Citrix Systems, Inc., a publicly-traded software development company, as Corporate Controller from 1995 to December 1999 and as Principal Accounting Officer from March 1997 to December 1999, and as a senior auditor at Ernst & Young. Mr. Boisseau is a Certified Public Accountant.

Patricia Barron has served as our Chief Operations Officer since June 2007. Prior to joining the Company, Ms. Barron was the President and owner of LTG Services, Inc., which focused on safety consulting services, specializing in the review and compliance of electrical products requiring UL, CSA, and CE certifications, since 1989. Prior to that, Ms. Barron worked as a consultant and engineer in the lighting, safety and approval industry and, from June 1977 to August 1984, worked as an engineering assistant for Underwriters Laboratories, Inc. (n/k/a UL) in the ceiling fan category. Ms. Barron received her MBA from Georgia State University. Ms. Barron has extensive industry and executive experience.

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EXECUTIVE COMPENSATION

Compensation Overview

Our “named executive officers” for the year ended December 31, 2022 were:

●	John P. Campi, Chief Executive Officer (and former Chief Financial Officer through December 31, 2021);

●	Rani R. Kohen, Executive Chairman;

●	Marc-Andre Boisseau, Chief Financial Officer (since January 1, 2022);

●	Steven M. Schmidt, President; and

●	Patricia Barron, Chief Operations Officer.

Our executive compensation program reflects our continued growth and development-oriented focus. We recognize that our ability to excel depends on the knowledge, skill and teamwork of our employees. To this end, we strive to create an environment of mutual respect, encouragement and teamwork that rewards commitment and performance and is responsive to the needs of our employees. The principles and objectives of our compensation and benefits programs for our employees generally, and for our named executive officers specifically, include to align our compensation program with our corporate strategies, financial objectives and the long-term interests of our stockholders; retain and reward executives whose knowledge, skills and performance ensure our continued success; and ensure that total compensation is fair, reasonable and competitive. The compensation received by our named executive officers is based primarily on their experience and knowledge as well as their responsibilities and individual contributions to the Company.

The compensation committee of our board of directors evaluates our executive compensation values and philosophy and executive compensation plans and arrangements as circumstances require. As part of this review process, we expect the compensation committee to apply our values and philosophy, while considering the compensation levels needed to ensure our executive compensation program remains competitive. We will also review whether we are meeting our retention objectives and the potential cost of replacing a key employee.

Executive Compensation Program Components

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution and are designed to attract and retain employees over time. Each of our named executive officers (other than Mr. Schmidt) receives a base salary set forth in an employment agreement entered into with the Company, and the board has the discretion to review and adjust each applicable named executive officer’s base salary. Mr. Campi, Mr. Kohen, Ms. Barron and Mr. Boisseau received an annual base salary of $150,000, $300,000, $150,000, and $144,000, respectively, during 2022.

Incentive and Bonus Compensation

Each named executive officer’s employment agreement also provides for the receipt of incentive and/or bonus compensation, which may be paid annually in cash and/or stock. These incentive compensation and bonus awards are designed to focus our executive officers on our business objectives of growing our business, including increasing our revenue and income.

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Mr. Campi is eligible to receive annual incentive compensation consisting of both a cash component, based on our annual gross revenue and annual net income, and an equity component, consisting of a number of options to purchase common stock determined based on our quarterly net income. Mr. Kohen is eligible to receive annual incentive compensation based on our annual gross revenue, which may be paid in cash, stock and/or options, as well as supplemental bonus compensation of performance-based stock options to purchase up to 17,000,000 shares of common stock at an exercise price ranging between $4.00 and $12.00 per share, determined based on the achievement of specified market capitalizations of the Company, and the potential to receive further options based on the achievement of additional specific market capitalizations of the Company, as described further below under “Agreements with Named Executive Officers.” Ms. Barron is eligible to receive annual incentive compensation consisting of a cash payment based on our net revenues. Mr. Schmidt is eligible to receive a stock bonus of 20,000 shares that will be payable upon achievement of certain sales program goals, and he may be eligible to receive additional bonus compensation as determined by the Company. Mr. Boisseau is eligible to receive performance-based compensation in the form of a bonus, payable in equity and/or cash, as determined by the Compensation Committee, subject to the achievement of performance metrics and other criteria as determined by the Executive Chairman and approved by the Compensation Committee. The actual incentive and/or bonus compensation earned by each of our named executive officers during our most recent fiscal year is set forth in the “Summary Compensation Table” below.

Other Equity Compensation and Awards

Our executive officers may also receive equity awards under our 2021 Stock Incentive Plan (the “2021 Plan”). We use equity awards to align the interests of our named executive officers with those of our stockholders. We believe that equity awards, such as stock options and non-vested restricted stock, encourage our named executive officers to focus on our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

We grant equity-based sign-on bonuses when necessary and appropriate to advance our and our stockholders’ interests, including to attract or retain top executive-level talent. Each of Mr. Campi’s, Mr. Kohen’s and Ms. Barron’s 2019 agreement provided for a sign-on bonus of a stock option to purchase 120,000, 120,000 and 100,000 shares of common stock, respectively, at an exercise price of $6.00 per share, which vested in full on December 31, 2020, January 1, 2020 and December 31, 2020, respectively. Mr. Schmidt’s agreement provided for a signing bonus of 25,000 shares of common stock and options to purchase 25,000 shares of common stock at an exercise price of $12.00 per share, which vested in full on June 1, 2021. Mr. Kohen’s Chairman Agreement provided for a sign-on bonus of a stock option to purchase 120,000 shares of common stock at an exercise price of $12.00 per share, which was granted effective January 1, 2022 and vested in full on January 1, 2023. Mr. Boisseau’s agreement provided for a signing bonus consisting of (i) 10,000 shares of restricted common stock, which vested in four equal installments as of the end of each quarter in 2022, and (ii) a three-year stock option to purchase 10,000 shares of common stock, which vested in four equal installments at the end of each quarter in 2022, and which were both granted effective March 11, 2022. The options have an exercise price of $12.34 per share.

In addition to the equity incentive and supplemental bonus awards described above, pursuant to the Chairman Agreement (as defined below), effective January 1, 2022, Mr. Kohen was granted five-year options to purchase 1,020,000 shares of common stock, which have an exercise price of $12.00 per share, vest as to 340,000 shares on each of January 1, 2023, 2024 and 2025, and expire January 1, 2027.

Pursuant to his employment agreement, Mr. Schmidt received the following equity grants: a five-year option to purchase 60,000 shares of common stock at an exercise price of $0.10 per share, which vested in three equal annual installments on each of October 1, 2020, 2021 and 2022; a five-year option to purchase 60,000 shares of common stock at an exercise price of $6.00 per share, which vested in three equal annual installments on each of October 1, 2020, 2021 and 2022; and a five-year option to purchase 100,000 shares of common stock at an exercise price of $12.00 per share, which vests in four equal annual installments on each of June 1, 2021, 2022, 2023 and 2024 (which includes a signing bonus of options to purchase 25,000 shares). Mr. Schmidt’s employment agreement also provides for an annual grant of 25,000 shares of common stock on each of June 1, 2022, 2023 and 2024.

The Compensation Committee may also grant awards to our named executive officers. On April 5, 2023, Mr. Boisseau was granted (i) 120,000 restricted stock units, each of which represents a contingent right to receive one share of common stock and which vest in three equal annual installments, beginning on the date of grant, and (ii) three-year options to purchase 120,000 shares of common stock, which have an exercise price of $3.28 per share and vest in three equal annual installments, beginning on the date of grant.

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Benefits and Perquisites

We offer health insurance to our full-time employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. For instance, Mr. Kohen is eligible to receive a $1,000 per month vehicle allowance, pursuant to the Chairman Agreement; Mr. Kohen did not receive this allowance during 2021. On occasion, the Company pays travel expenses for family members and guests of named executive officers, to accompany named executive officers on trips for business purposes such as road shows and other events.

Summary Compensation Table

The following table sets forth summary compensation information for the named executive officers and includes all compensation earned by the named executive officers for the respective period, regardless of whether such amounts were actually paid during the period.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)(4)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
John P. Campi	2022	150,000	—	—	—	90	—	—	150,090
Chief Executive Officer	2021	150,000	—	—	—	99	—	—	150,099
(and former Chief Financial Officer through December 31, 2021)
Rani R. Kohen	2022	300,000	—	—	2,419,539	90	—	28,496	2,748,125
Executive Chairman	2021	250,000	—	—	—	198	—	—	250,198
Marc-Andre Boisseau	2022	144,000	—	123,400	6,611	—	—	—	274,011
Chief Financial Officer (since January 1, 2022)
Patricia Barron	2022	150,000	—	—	—	90	—	17,409	167,499
Chief Operations Officer	2021	150,000	—	—	—	99	—	—	150,099
Steven M. Schmidt	2022	—	—	—	—	—	—	—	—
President	2021	—	—	75,000	64,962	—	—	—	139,962

(1)	Mr. Schmidt has served as a consultant to the Company since August 2019 and has served as our President since June 2021.

(2)	During 2021, each of Mr. Campi and Mr. Kohen deferred a portion of their salary due to circumstances resulting from the impact of the COVID-19 pandemic and preparation for our initial public offering, including $150,000 deferred by Mr. Campi and $67,500 deferred by Mr. Kohen. These deferred amounts are included in this table.

(3)	The value of stock awards and options in this table represents the fair value of such awards granted or modified during the fiscal year, as computed in accordance with Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 2 and Note 12 to our consolidated financial statements included in our 2022 Annual Report.

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(4)	Pursuant to his amended employment agreement Mr. Schmidt received: (i) during 2021, 25,000 shares of common stock and options to purchase 100,000 shares of common stock at an exercise price of $12.00 per share, and (ii) during 2022, 25,000 shares of common stock. Pursuant to his employment agreement, during 2022, Mr. Boisseau received 10,000 shares of common stock and options to purchase 10,000 shares of common stock at an exercise price of $12.34 per share. For more information regarding stock awards and option awards granted to Messrs. Kohen, Boisseau and Schmidt during fiscal 2022 and 2021, see “Agreements with Named Executive Officers” below.

(5)	Non-Equity Incentive Plan Compensation reflects incentive compensation and commission payable pursuant to each individual’s respective employment agreement, typically as a percent of the Company’s net revenue or sales earned, and in each case as described below under “Agreements with Named Executive Officers.”

(6)	On occasion, the Company pays travel and lodging expenses for family members and guests of named executive officers, to accompany named executive officers on trips for business purposes such as road shows and other events. There was no incremental cost associated with family member travel that required disclosure in the aforementioned compensation table.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding outstanding equity awards held by the named executive officers as of December 31, 2022:

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) Not exercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)*	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
John P. Campi	120,000	—		—	6.00		9/1/2024	—		—	—	—
Rani R. Kohen(1)	1,000,000	—		—	0.60		11/15/2025	—		—	—	—
Rani R. Kohen(1)	1,140,000	—		—	6.00		9/1/2024	—		—	—	—
Rani R. Kohen(1)(2)	1,500,000	—		—	3.00	(2)	11/21/2024	—		—	—	—
Rani R. Kohen(1)(2)	500,000	—		—	4.00	(2)	11/21/2024	—		—	—	—
Rani R. Kohen(1)(2)	1,000,000	—		—	6.00	(2)	11/21/2024	—		—	—	—
Rani R. Kohen(1)(3)	—	1,140,000	(3)	—	12.00	(3)	1/1/2027	—		—	—	—
Marc-Andre Boisseau	10,000	—		—	12.34		3/11/2025	—		—	—	—
Patricia Barron	500,000	—		—	0.60 – 1.80	(4)	11/15/2025	—		—	—	—
Patricia Barron	100,000	—		—	3.00 – 4.00	(5)	4/19/2027	—		—	—	—
Patricia Barron	100,000	—		—	6.00		9/1/2024	—		—	—	—
Steven M. Schmidt	60,000	—		—		(6)	10/1/2024	—		—	—	—
Steven M. Schmidt	60,000	—		—	6.00	(6)	10/1/2024	—		—	—	—
Steven M. Schmidt(8)	50,000	50,000	(7)	—	12.00	(7)	6/1/2026	50,000	(8)	126,000	—	—

* Based on the closing stock price of our common stock of $2.52 on December 30, 2022, the last trading day of the 2022 fiscal year.

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(1)	These options were granted pursuant to executive chairman agreements entered into with Mr. Kohen.

(2)	Pursuant to Mr. Kohen’s chairman agreement, Mr. Kohen was granted the following supplemental bonus options as it was determined that the applicable performance conditions had been satisfied: (i) options to purchase 1,500,000 shares of common stock at an exercise price of $3.00 per share; (ii) options to purchase 500,000 shares of common stock at an exercise price of $4.00 per share; and (iii) options to purchase 1,000,000 shares of common stock at an exercise price of $6.00 per share. These options were exercisable as of the date of grant and expire November 21, 2024. Pursuant to the Chairman Agreement, Mr. Kohen has the following options as supplemental bonus compensation, subject to the Company achieving the specified market capitalization: (i) options to purchase 500,000 shares of common stock at $4.00 per share, upon the Company achieving each of the following market capitalizations: $1.5 billion and $2.0 billion; (ii) options to purchase 500,000 shares of common stock at $5.00 per share, upon the Company achieving each of the following market capitalizations: $2.5 billion and $3.0 billion; (iii) options to purchase 500,000 shares of common stock at an exercise price of $6.00 per share, upon the Company achieving each of the following market capitalizations: $1.5 billion and $2.0 billion; (iv) options to purchase 500,000 shares of common stock at an exercise price of $7.00 per share, upon the Company achieving each of the following market capitalizations: $3.0 billion, $4.0 billion, $5.0 billion and $6.0 billion; and (v) options to purchase 500,000 shares of common stock at an exercise price of $8.00 per share, upon the Company achieving each of the following market capitalizations: $7.0 billion, $8.0 billion, $9.0 billion and $10.0 billion.

(3)	These options become exercisable as follows: 460,000 vested on January 1, 2023 and 340,000 will vest on each of January 1, 2024 and 2025.

(4)	Represents the range of exercise prices – options to purchase 200,000 shares have an exercise price of $0.60 per share, 150,000 have an exercise price of $1.20 per share and 150,000 have an exercise price of $1.80 per share.

(5)	Represents the range of exercise prices – options to purchase 50,000 shares have an exercise price of $3.00 per share and 50,000 have an exercise price of $4.00 per share.

(6)	Options to purchase 60,000 shares have an exercise price of $0.10 per share and options to purchase an additional 60,000 shares have an exercise price of $6.00 per share.

(7)	These options become exercisable in two equal installments on each of June 1, 2023 and 2024 and have an exercise price of $12.00 per share.

(8)	Mr. Schmidt’s employment agreement provides for an annual grant of 25,000 shares of common stock on each of June 1, 2023 and 2024.

Agreements with Named Executive Officers

John P. Campi (Chief Executive Officer)

Effective September 1, 2019, the Company entered into an Executive Employment Agreement with John Campi, its Chief Executive Officer and then-Chief Financial Officer (the “Campi Agreement”), which superseded Mr. Campi’s previous employment agreement effective September 1, 2016. The Campi Agreement provided for an initial term of one year, which expired August 31, 2020. The term may be, and has been, renewed by the mutual agreement of Mr. Campi and the Company. Subject to other customary terms and conditions of such agreements, the Campi Agreement provides that Mr. Campi will receive: (i) a base salary of $150,000 per year, which may be adjusted each year at the discretion of the Board; (ii) a sign-on bonus of a stock option to purchase 120,000 shares of common stock at an exercise price of $6.00 per share, which vested in its entirety on December 31, 2020; and (iii) incentive compensation consisting of (a) a cash component, paid on an annual basis, equal to (x) 0.25% of the Company’s annual gross revenue and (y) 3.0% of the Company’s annual net income, and (b) a stock option component, consisting of five-year options to purchase shares of common stock in an amount equal to 0.5% of the Company’s quarterly net income, the exercise price of which will be determined at the time such options are granted. Mr. Campi is also entitled to receive expense reimbursement for reasonable expenses, including travel and entertainment, incurred in the performance of his duties.

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Pursuant to the Campi Agreement, Mr. Campi may be terminated for “cause,” which is defined as an act of fraud, embezzlement, theft or neglect of or refusal to substantially perform the duties of his employment that is materially injurious to the financial condition or business reputation of the Company; a material violation of the Campi Agreement by Mr. Campi that is not cured within 30 days of written notice; and Mr. Campi’s death, disability or incapacity. Following the expiration of the initial term, the Campi Agreement may be terminated by the Board of Directors at its discretion, in which case Mr. Campi will receive a payment equal to 50% of his then-applicable annual base salary. In addition, Mr. Campi may terminate the Campi Agreement at his discretion by providing at least 30 days’ prior written notice to the Company.

In the event the Company is acquired, is the non-surviving entity in a merger or sells all or substantially all of its assets, the Campi Agreement will survive, and the Company will use its best efforts to ensure that the transferee or surviving company is bound by the provisions of the Campi Agreement. All shares granted will vest immediately.

Rani R. Kohen (Executive Chairman)

Effective September 1, 2019, the Company entered into an Executive Chairman Agreement with Rani R. Kohen (as amended, the “2019 Chairman Agreement”) to serve as the Company’s Executive Chairman and Chairman of the Board of Directors, which superseded Mr. Kohen’s previous chairman agreement effective September 1, 2016. Effective as of January 1, 2022, the Company entered into a new Executive Chairman Agreement with Mr. Kohen (the “Chairman Agreement”), which superseded the 2019 Chairman Agreement and contains substantially the same terms. The Chairman Agreement provides that Mr. Kohen will serve for an initial term of three years and that the Chairman Agreement will automatically renew unless Mr. Kohen or the Board of Directors decide otherwise.

Subject to other customary terms and conditions of such agreements, the Chairman Agreement provides that Mr. Kohen will receive: (i) a base salary of $300,000 per year commencing January 1, 2022 (an increase from $250,000 per year under the 2019 Chairman Agreement), which will be increased by the Company in the event the Company has a significant cash raise; (ii) annual equity compensation consisting of options to purchase 1,020,000 shares of common stock at an exercise price of $12.00 per share, which vest in three equal annual installments on each of January 1, 2023, 2024 and 2025 (subject to certain exceptions) and will have a five-year term; (iii) a sign-on bonus stock option to purchase 120,000 shares of common stock at an exercise price of $12.00 per share, which will vest in its entirety on January 1, 2023 and has a five-year term; (iv) supplemental bonus compensation of stock options to purchase up to 6,000,000 shares of common stock at an exercise price ranging between $6.00 and $8.00 per share, determined based on the achievement of specified market capitalizations of the Company, as described further below, which will have a five-year term; (v) supplemental bonus compensation such that, in the event the Company achieves a $10.0 billion valuation, for each valuation increase of $1.0 billion up to $30.0 billion Company valuation, Mr. Kohen will receive an option to purchase 500,000 shares at an exercise price of $12.00 per share; (vi) supplemental bonus compensation of stock options to purchase up to 4,000,000 shares of common stock at an exercise price ranging between $3.00 and $5.00 per share, determined based on the achievement of specified market capitalizations of the Company, as provided by the previous chairman agreement and described further below; and (vii) incentive compensation equal to 0.5% of the Company’s gross revenue, which will be paid in cash, stock and/or options on an annual basis. In the event the Company exceeds a $30.0 billion valuation, the Company and Mr. Kohen will negotiate a mutually acceptable amendment to the Chairman Agreement.

Mr. Kohen is eligible for the following supplemental bonus compensation under the Chairman Agreement (in addition to the supplemental bonus compensation described in clause (v) above): (i) options to purchase 500,000 shares of common stock at an exercise price of $6.00 per share, upon the Company achieving each of the following market capitalizations: $500.0 million, $1.0 billion, $1.5 billion and $2.0 billion; (ii) options to purchase 500,000 shares of common stock at an exercise price of $7.00 per share, upon the Company achieving each of the following market capitalizations: $3.0 billion, $4.0 billion, $5.0 billion and $6.0 billion; and (iii) options to purchase 500,000 shares of common stock at an exercise price of $8.00 per share, upon the Company achieving each of the following market capitalizations: $7.0 billion, $8.0 billion, $9.0 billion and $10.0 billion. Mr. Kohen additionally remains eligible to receive the following supplemental bonus compensation, pursuant to the prior chairman agreement: (i) options to purchase 500,000 shares of common stock at $3.00 per share, upon the Company achieving each of the following market capitalizations: $300.0 million, $500.0 million and $750.0 million; (ii) options to purchase 500,000 shares of common stock at $4.00 per share, upon the Company achieving each of the following market capitalizations: $1.0 billion, $1.5 billion and $2.0 billion; and (iii) options to purchase 500,000 shares of common stock at $5.00 per share, upon the Company achieving each of the following market capitalizations: $2.5 billion and $3.0 billion. As of December 31, 2021, the following options have vested: (i) options to purchase 1.5 million shares at an exercise price of $3.00 per share, (ii) options to purchase 500,000 shares at an exercise price of $4.00 per share; and (iii) options to purchase 1.0 million shares at an exercise price of $6.00 per share.

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Mr. Kohen is also entitled to receive a car allowance of $1,000 per month, reimbursement for cell phone costs and expense reimbursement for reasonable expenses, including travel and entertainment, incurred in the performance of his duties. In addition, in the event Mr. Kohen invents additional new products and applications for the Company, including products based on the Company’s existing intellectual property, Mr. Kohen will be entitled to receive additional compensation, which will be determined by the Board of Directors.

Pursuant to the Chairman Agreement, Mr. Kohen may be terminated for “cause,” which is defined as an act of fraud, embezzlement or theft; a material violation of the Chairman Agreement by Mr. Kohen that is not cured within 60 days of written notice; and Mr. Kohen’s death, disability or incapacity. During the initial term of the Chairman Agreement, if Mr. Kohen is terminated without cause, (i) the Company will pay Mr. Kohen an amount calculated by multiplying Mr. Kohen’s monthly salary at the time of such termination by the number of months remaining in the initial term; (ii) Mr. Kohen’s annual equity compensation will vest on a pro rata basis; and (iii) Mr. Kohen will receive full payment of all unpaid incentive compensation. Following the expiration of the initial term, the Chairman Agreement may be terminated by the Board of Directors at its discretion, in which case Mr. Kohen will receive full payment for all incentives and will be entitled to compensation for his invented products. Mr. Kohen may terminate the Chairman Agreement at his discretion by providing at least 90 days’ prior written notice to the Company. In the event Mr. Kohen’s employment is terminated by reason of his death, the Company will pay Mr. Kohen’s beneficiaries 12 months of Mr. Kohen’s base salary or Mr. Kohen’s base salary through the remainder of the year in which Mr. Kohen’s death occurs, whichever is greater, and all annual stock compensation, incentive compensation and supplemental bonus compensation due to Mr. Kohen will be bequeathed to his beneficiaries.

In the event the Company is acquired, is the non-surviving party in a merger or sells all or substantially all of its assets, the Chairman Agreement will not be terminated, and the Company will ensure that the transferee or surviving company is bound by the provisions of the Chairman Agreement. All shares granted and any other compensation will vest and be paid immediately.

Patricia Barron (Chief Operations Officer)

Effective September 1, 2019, the Company entered into an Executive Employment Agreement with Patricia Barron, its Chief Operations Officer (the “Barron Agreement”), which superseded Ms. Barron’s previous employment agreement effective July 1, 2016. The Barron Agreement provided for an initial term of one year, which term may be, and has been, renewed by the mutual agreement of Ms. Barron and the Company. Subject to other customary terms and conditions of such agreements, the Barron Agreement provides that Ms. Barron will receive: (i) a base salary of $150,000 per year, which may be adjusted each year at the discretion of the Board; (ii) a sign-on bonus of a stock option to purchase 100,000 shares of common stock at an exercise price of $6.00 per share, which vested in its entirety on December 31, 2020; and (iii) cash incentive compensation equal to 0.25% of the Company’s net revenue, payable on an annual or quarterly basis. Ms. Barron is also entitled to receive expense reimbursement for reasonable expenses, including travel and entertainment, incurred in the performance of her duties.

Pursuant to the Barron Agreement, Ms. Barron may be terminated for “cause,” which is defined as an act of fraud, embezzlement, theft or neglect of or refusal to substantially perform the duties of her employment that is materially injurious to the financial condition or business reputation of the Company; a material violation of the Barron Agreement by Ms. Barron that is not cured within 30 days of written notice; and Ms. Barron’s death, disability or incapacity. Following the expiration of the initial term, the Barron Agreement may be terminated by the Board of Directors at its discretion, in which case Ms. Barron will receive one month of her then-applicable annual base salary for every year of employment by the Company, as well as any unpaid incentive compensation. In addition, Ms. Barron may terminate the Barron Agreement at her discretion by providing at least 30 days’ prior written notice to the Company.

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In the event the Company is acquired, is the non-surviving entity in a merger or sells all or substantially all of its assets, the Barron Agreement will survive, and the Company will use its best efforts to ensure that the transferee or surviving company is bound by the provisions of the Barron Agreement. All shares granted will vest immediately.

Steven M. Schmidt (President)

The Company initially entered into a consultant agreement with Steven M. Schmidt on August 20, 2019, as amended June 1, 2021 (as amended, the “Schmidt Agreement”), pursuant to which amendment Mr. Schmidt agreed to serve as the Company’s President. The Schmidt Agreement provides for a three-year term, which may be renewed upon the signed written consent of the Company and Mr. Schmidt. Subject to other customary terms and conditions of such agreement, the Schmidt Agreement provides that Mr. Schmidt will receive: (i) a five-year option to purchase 60,000 shares of common stock at an exercise price of $0.10 per share, which vested in three equal annual installments on each of October 1, 2020, 2021 and 2022; (ii) a five-year option to purchase 60,000 shares of common stock at an exercise price of $6.00 per share, which vested in three equal annual installments on each of October 1, 2020, 2021 and 2022; (iii) a stock bonus of 20,000 shares, payable upon achievement of certain sales program goals; (iv) a signing bonus of 25,000 shares of common stock; (v) a five-year option to purchase 100,000 shares of common stock at an exercise price of $12.00 per share, which vests in four equal annual installments on each of June 1, 2021, 2022, 2023 and 2024 (which includes a signing bonus of options to purchase 25,000 shares); and (vi) an annual grant of 25,000 shares of common stock on each of June 1, 2022, 2023 and 2024. Mr. Schmidt may be eligible to receive additional bonus compensation as determined by the Company.

Pursuant to the Schmidt Agreement, Mr. Schmidt may be terminated for “cause,” which is defined as an act of fraud, embezzlement, theft or neglect of or refusal to substantially perform his duties that is materially injurious to the financial condition or business reputation of the Company; a material violation of the Schmidt Agreement by Mr. Schmidt that is not cured within 30 days of written notice; Mr. Schmidt’s death, disability or incapacity; willful misconduct that damages the Company, its reputation, products, services or customers; and being charged with a felony or misdemeanor involving moral turpitude. The Company may terminate the Schmidt Agreement at any time, in which case Mr. Schmidt will immediately receive all shares of common stock provided for under the Schmidt Agreement and all options provided for will immediately vest. Mr. Schmidt may terminate the Schmidt Agreement at his discretion by providing at least 30 days’ prior written notice to the Company.

In the event the Company is acquired, is the non-surviving entity in a merger or sells all or substantially all of its assets, the provisions and rights provided for in the Schmidt Agreement will survive, and the Company will use its best efforts to ensure that the transferee or surviving company is bound by the provisions of the Schmidt Agreement. All shares granted will vest immediately.

Marc-Andre Boisseau (Chief Financial Officer)

Effective January 1, 2022, the Company entered into an employment agreement with Marc-Andre Boisseau, pursuant to which Mr. Boisseau agreed to serve as the Company’s Chief Financial Officer (the “Boisseau Agreement”). Subject to other customary terms and conditions of such agreement, the Boisseau Agreement provides that Mr. Boisseau will: (i) receive a base salary of $144,000 per year, subject to annual review and adjustment; (ii) receive a signing bonus consisting of (1) 10,000 shares of common stock, which vested in four equal installments at the end of each quarter in 2022 and (2) a three-year stock option to purchase 10,000 shares of common stock, which vested in four equal installments at the end of each quarter in 2022; and (iii) be eligible to receive performance-based compensation in the form of a bonus, payable in equity and/or cash, as determined by the Compensation Committee, subject to the achievement of performance metrics and other criteria as determined by the Executive Chairman and approved by the Compensation Committee. Mr. Boisseau is also entitled to receive expense reimbursement for reasonable expenses, approved in writing by the Executive Chairman and Chief Executive Officer, incurred in the performance of his duties. The Boisseau Agreement also contains customary non-competition and non-solicitation covenants and does not provide for any specified severance benefits. The Boisseau Agreement provides that Mr. Boisseau’s employment is “at will,” and either party may terminate his employment at any time and for any reason, without cause, upon 90 days’ advance written notice.

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Stock Incentive Plans

2018 Stock Incentive Plan (as Amended and Restated)

The Board of Directors initially approved the 2018 Stock Incentive Plan (as amended and restated, the “2018 Plan”) on April 26, 2018, and in each of August 2019 and November 2021, the Board of Directors approved the amendment and restatement of the 2018 Plan. In connection with the effectiveness of our 2021 Plan, no further awards will be granted under the 2018 Plan. However, all outstanding awards will continue to be governed by their existing terms.

Stock Options

The Board, or the appointed committee, shall have sole and absolute discretionary authority (i) to determine, authorize and designate those persons pursuant to the 2018 Plan who are to receive options under the 2018 Plan, (ii) to determine the number of shares of common stock to be covered by such options and the terms thereof, (iii) to determine the type of option granted, and (iv) to determine other such details concerning the vesting, termination, exercise, transferability and payment of such options. Options will be granted in accordance with such determinations as evidenced by a written option agreement.

Bonus and Restricted Stock Awards

The Board, or the applicable committee, may, in its sole discretion, grant awards of common stock in the form of bonus awards and restricted stock awards. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons (as defined in the 2018 Plan), and the terms and conditions of separate stock award agreements need not be identical.

Deferred Stock Awards

The Board, or the committee, may authorize grants of shares of common stock to be received at a future date upon such terms and conditions as the Board, or the committee, may determine. Such awards will be conferred upon the Eligible Person as consideration for the performance of services and subject to the fulfillment of specified conditions during the deferral period. The terms and conditions of each deferred stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate deferred stock award agreements need not be identical.

Performance Share Awards

The Board, or the committee, may authorize grants of shares of common stock, which will become payable upon the achievement of specified performance objectives, upon such terms and conditions as the Board, or the committee, may determine. Such awards shall be conferred upon the Eligible Person upon the achievement of specified performance objectives during a specified performance period, such objectives and period being set forth in the grant. Such grants may include a minimum acceptable level of achievement and/or a formula for measuring and determining the number of performance shares to be issued if performance exceeds the threshold level but does not meet a maximum achievement level. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate performance share award agreements need not be identical.

Adjustments

If the Company effects a subdivision or consolidation of its shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of common stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class and per share price of shares of common stock subject to outstanding options and other awards under the 2018 Plan and (ii) the number of and class of shares then reserved for issuance under the 2018 Plan and the maximum number of shares for which awards may be granted to an Eligible Person during a specified time period will be appropriately and proportionately adjusted. The Board, or a committee, will make such adjustments, and its determinations will be final, binding and conclusive.

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Change in Control

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while options or stock awards remain outstanding under the 2018 Plan, unless provisions are made in connection with such transaction for the continuance of the 2018 Plan and/or the assumption or substitution of such options or stock awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards that have not been continued or assumed, or for which a substituted award has not been granted, will, whether or not vested or then exercisable, unless otherwise specified in the stock option or stock award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any common stock, deduct or withhold from any payment pursuant to a stock option or stock award agreement an amount that is necessary to satisfy any withholding requirement of the Company that the Company believes, in good faith, is necessary in connection with U.S. federal, state or local taxes as a consequence of the issuance or lapse of restrictions on such common stock.

2015 Stock Incentive Plan

The Company previously granted equity awards under the 2015 Stock Incentive Plan, which contained substantially the same terms as the 2018 Plan, described above. The Company no longer grants awards under the 2015 Stock Incentive Plan as it was replaced by the 2018 Plan.

2021 Stock Incentive Plan

The 2021 Plan was adopted by our Board of Directors in December 2021 and approved by our stockholders in February 2022 and became effective February 9, 2022 (the “Effective Date”). The following provides a summary of the 2021 Plan.

Eligibility and Types of Awards

The 2021 Plan authorizes the grant of equity-based compensation awards to those employees of, and consultants to, the Company and its subsidiaries who are selected by the Compensation Committee, and the 2021 Plan also authorizes the Compensation Committee to grant awards to non-employee directors of the Company. Awards under the 2021 Plan may be granted in the form of stock options, stock appreciation rights (sometimes referred to as “SARs”), restricted shares, restricted share units, and other share-based awards.

Administration

The Compensation Committee, which is comprised of non-employee directors, will administer awards granted under the 2021 Plan. To the extent permitted by applicable law, the Compensation Committee may delegate its authority to one or more officers or directors of the Company. Further, the Board of Directors may reserve to itself any of the Compensation Committee’s authority and may act as the administrator of the 2021 Plan.

Shares Available

Subject to adjustments as described below, the total number of shares that may be delivered under the 2021 Plan will not exceed 20,000,000 shares (all of which potentially may be issued pursuant to awards of incentive stock options). Shares tendered or withheld to pay the exercise price of a stock option or to cover tax withholding, and shares repurchased by the Company with stock option proceeds, will not be added back to the number of shares available under the 2021 Plan. Upon exercise of any stock appreciation right that may be settled in shares, the full number of shares subject to that award will be counted against the number of shares available under the 2021 Plan, regardless of the number of shares used to settle the stock appreciation right upon exercise. To the extent that any award under the 2021 Plan or any award granted under the 2018 Plan prior to the effectiveness of the 2021 Plan is forfeited, canceled, surrendered, or terminated without the issuance of shares or an award is settled only in cash, the shares subject to such awards granted but not delivered will be added to the number of shares available for awards under the 2021 Plan. Shares available for awards under the 2021 Plan may consist of authorized and unissued shares, treasury shares (including shares purchased by the Company in the open market) or a combination of the foregoing.

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Stock Options

Subject to the terms and provisions of the 2021 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (to employees only) or as nonqualified stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2021 Plan.

The exercise price for each stock option may not be less than 100% of the fair market value of a share of common stock on the date of grant, and each stock option shall have a term no longer than 10 years. Stock options granted under the 2021 Plan may be exercised by such methods and procedures as determined by the Compensation Committee from time to time.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the 2021 Plan. A SAR entitles the holder to receive from the Company upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

The Company may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of shares and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2021 Plan.

Restricted Shares

Under the 2021 Plan, the Compensation Committee may grant or sell restricted shares to participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability) under the 2021 Plan. Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient generally will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted shares. However, any dividends payable with respect to unvested restricted shares will be accumulated or reinvested in additional restricted shares until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Share Units

The Compensation Committee may grant or sell restricted share units to participants under the 2021 Plan. Restricted share units constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and/or upon the achievement of specified performance objectives, subject to such other terms and conditions as the Compensation Committee may specify, consistent with the provisions of the 2021 Plan. Restricted share units are not common shares and do not entitle the recipients to any of the rights of a stockholder. Restricted share units will be settled in cash, shares or a combination of cash and shares. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

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Other Share-Based Awards

The Compensation Committee may grant other share-based awards to participants under the 2021 Plan. Other share-based awards are awards that are valued in whole or in part by reference to shares of common stock, or are otherwise based on the value of the common stock, such as unrestricted shares or time-based or performance-based units that are settled in shares and/or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2021 Plan.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, restricted share units and other share-based awards may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, vesting based on the achievement of performance objectives). No dividend equivalents may be granted with respect to shares underlying any stock option or SAR.

Change in Control

If a participant is a party to an employment, retention, change in control, severance or similar agreement with the Company or a subsidiary that addresses the effect of a change in control on the participant’s awards, then that agreement will control the treatment of the participant’s awards under the 2021 Plan in the event of a change in control. In all other cases, the Compensation Committee retains the discretion to determine the treatment of awards granted under the 2021 Plan in the event of a change in control. For example, the Compensation Committee may determine (without the consent of any participant) to accelerate the vesting of any award (in whole or in part), to make cash payments in cancellation of vested awards, or to cancel any stock options or SARs without consideration if the price per share in the change of control transaction does not exceed the exercise price per share of the applicable award.

The 2021 Plan generally defines a change in control to include the acquisition of more than 50% of the Company’s then-outstanding common stock, other than acquisitions directly from, or by, the Company or by any employee benefit plan sponsored or maintained by the Company, and the consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the Company’s assets, unless, following such transaction, the Company’s stockholders own more than 50% of the common stock of the resulting entity in substantially the same proportions as their ownership of the Company’s common stock prior to the transaction, no stockholder beneficially owns, directly or indirectly, 50% or more of the outstanding common stock of the entity resulting from such transaction (except to the extent that such ownership existed prior to the transaction), and at least a majority of the members of the board of directors of the resulting entity were members of the Company’s Board of Directors at the time of the transaction. The 2021 Plan contains the complete, detailed definition of change in control.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2021 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation or similar transaction, the Compensation Committee may, in its discretion, make such an equitable adjustment, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, the number of shares subject to any award will always be rounded down to a whole number. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

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The Compensation Committee, in its sole discretion, may also provide at any time for the exercisability of outstanding stock options and SARs, the lapse of time-based vesting restrictions and the satisfaction of performance objectives applicable to outstanding awards, or the waiver of any other limitation or requirement under any awards.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the 2021 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2021 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

No Repricing of Stock Options or Stock Appreciation Rights

Except in connection with an adjustment involving a change in capitalization or other corporate transaction or event as provided for in the 2021 Plan, the Compensation Committee may not authorize the amendment of any outstanding stock option or stock appreciation right to reduce the exercise price, and no outstanding stock option or stock appreciation right may be cancelled in exchange for stock options or stock appreciation rights having a lower exercise price, or for another award or for cash, without the approval of the Company’s stockholders.

Compensation Recovery Policy

Awards granted under the 2021 Plan shall be subject to forfeiture or recoupment pursuant to any compensation recovery policy that the Company may adopt in the future, including a policy adopted to comply with applicable SEC and Nasdaq rules.

Term of the 2021 Plan; Amendment and Termination

No awards may be granted under the 2021 Plan after the date that is 10 years from the Effective Date, or such earlier date as the 2021 Plan may be terminated by the Board of Directors. The Board of Directors may, without stockholder approval, amend or terminate the 2021 Plan, except in any respect as to which stockholder approval is required by the 2021 Plan, by law, regulation or the rules of an applicable stock exchange.

Termination or Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a qualifying termination and/or a change in control of our Company. Our named executive officers’ employment agreements entitle them to certain benefits upon certain terminations or in connection with a change in control of the Company. For additional discussion, see “Agreements with Named Executive Officers” above.

Each of our named executive officers holds equity awards that were granted subject to the general terms and termination and change in control provisions of our stock incentive plans. The forms of agreements governing outstanding awards granted under the plans contain additional such provisions. For additional discussion, please see “2018 Stock Incentive Plan (as Amended and Restated)” and “2021 Stock Incentive Plan” above.

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Stock Incentive Plan Information

The following table sets forth equity compensation plan information as of December 31, 2022:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)(2)	35,480,211	$7.18	15,564,627
Equity compensation plans not approved by security holders	275,000	—	1,111,000
Total	35,755,711	$7.18	16,675,627

(1)	Includes 35,113,190 shares of common stock issuable upon exercise of stock options granted pursuant to our stock incentive plans and to our Executive Chairman under his employment agreement, all of which were approved by our security holders, at a weighted average exercise price of $7.31 per share, which includes: (a) 4,330,000 shares of common stock issuable upon exercise of stock options granted under the 2015 Stock Incentive Plan; (b) 6,760,500 shares of common stock issuable upon exercise of stock options granted under the 2018 Stock Incentive Plan; (c) 3,764,690 shares of common stock issuable upon exercise of stock options granted under the 2021 Stock Incentive Plan; and (d) 20,000,000 shares of common stock issuable to our Executive Chairman upon vesting and exercise of performance-based stock options granted to our Executive Chairman pursuant to his employment agreement, of which 3,000,000 had vested as of December 31, 2022.

(2)	The 2015 Stock Incentive Plan and 2018 Stock Incentive Plan were previously replaced and terminated by the 2018 Stock Incentive Plan and the 2021 Stock Incentive Plan, respectively, and, as such, no securities remained available for issuance under such plans as of December 31, 2022 and no further awards will be granted under such plans. However, all outstanding awards will continue to be governed by their existing terms. All shares available for future issuance are under the 2021 Stock Incentive Plan.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows, for each applicable fiscal year, total compensation as reported in the Summary Compensation Table (“SCT”) and “compensation actually paid” (“CAP”) for our principal executive officer (“PEO”) and as an average for all of our other named executive officers (“Non-PEO NEOs”). The Company completed its initial public offering in February 2022, and the Company was not required to report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 at any time during fiscal 2021. Accordingly, the table and related disclosures below only include information related to the Company’s 2022 fiscal year. Both SCT pay and CAP are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the Compensation Committee makes decisions regarding executive pay.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(5)	Net Income (Loss) ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	150,090	(1,030,710)	797,409	(487,253)	21.27	(27,035,941)

(1)	The named executive officers included in the table above are as follows:

Year	PEO	Non-PEO NEOs
2022	John P. Campi	Rani R. Kohen, Marc-Andre Boisseau, Patricia Barron and Steven M. Schmidt

(2)	In accordance with the requirements of Item 402(v) of Regulation S-K, CAP values shown in columns (c) and (e) are calculated by beginning with total compensation as reported in the SCT for the applicable fiscal year, then (i) subtracting the grant date fair value of awards reported in the “Stock Awards” and “Option Awards” columns of the SCT, and (ii) making various required adjustments to add the change in fair value of stock and option awards for the applicable fiscal year. For purposes of those adjustments, stock and option awards were valued in a manner consistent with the valuation of those awards for financial accounting purposes, but determined as of the end of the fiscal year or the vesting date, as applicable.

(3)	The following adjustments were made to determine the CAP of our PEO for the 2022 fiscal year:

PEO
2022
SCT – Total Compensation	$150,090
- grant date fair value of stock and option awards granted during the covered fiscal year	—
+ fair value at fiscal year end of outstanding and unvested stock and option awards granted during the covered fiscal year	—
+ change in fair value at fiscal year end of outstanding and unvested stock and option awards granted in prior fiscal years	(1,180,800)
+ fair value of awards granted during the fiscal year that vested during the covered fiscal year	—
+ change in fair value as of vesting date of stock and option awards granted in prior fiscal years that vested during the covered fiscal year	—
- fair value as of prior fiscal year end of stock and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—
+ dollar value of dividends or earnings paid on stock and option awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—
Cumulative Equity Adjustments (subtotal)	(1,180,800)
Compensation Actually Paid	$(1,030,710)

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(4)	The following adjustments were made to determine the CAP of our non-PEO NEOs for the 2022 fiscal year. For non-PEO NEOs, CAP is calculated on an average basis.

Non-PEO NEOs
2022
SCT – Total Compensation	$797,409
- grant date fair value of stock and option awards granted during the covered fiscal year	(637,388)
+ fair value at fiscal year end of outstanding and unvested stock and option awards granted during the covered fiscal year	76,353
+ change in fair value at fiscal year end of outstanding and unvested stock and option awards granted in prior fiscal years	(904,375)
+ fair value of awards granted during the fiscal year that vested during the covered fiscal year	234,448
+ change in fair value as of vesting date of stock and option awards granted in prior fiscal years that vested during the covered fiscal year	(37,500)
- fair value as of prior fiscal year end of stock and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	(16,200)
+ dollar value of dividends or earnings paid on stock and option awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—
Cumulative Equity Adjustments (subtotal)	(1,284,662)
Compensation Actually Paid	$(487,253)

(5)	Total shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in the Company’s common stock at the closing stock price on February 10, 2022, assuming reinvestment of all dividends.

(6)	Represents net income (loss) determined in accordance with GAAP and as reported in our Form 10-K for the applicable fiscal year.

As disclosed in the table above, the CAP of the PEO, the average CAP of the non-PEO NEOs, and the Company’s TSR were all negative. The Company believes that this directional alignment between CAP and TSR reflects the operation of our executive compensation program in a manner that is consistent with our objectives of aligning executive pay with our corporate strategies, financial objectives and the long-term interests of our stockholders.

The Company does not use GAAP net income (loss) as a performance metric in any incentive compensation programs for its named executive officers. Accordingly, the Company does not expect that CAP of the PEO or average CAP of the Non-PEO NEOs will necessarily bear any relationship to the GAAP net income (loss) for any particular year. As disclosed in the table above, the Company reported a net loss for fiscal 2022 and negative CAP in that same year for both the PEO and the Non-PEO NEOs.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our 2022 Annual Meeting of Stockholders and as accepted by the Board, we hold annual advisory votes on the compensation of the named executive officers. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2028 Annual Meeting of Stockholders.

The Board of Directors recommends that stockholders approve the compensation of the Company’s named executive officers as described in this proxy statement by approving the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table for Fiscal 2022 and the other related tables and narrative disclosures.”

Because this vote is advisory, it will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADVISORY, NON-BINDING APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our issued and outstanding common stock as of the record date for:

●	each of our named executive officers;

●	each of our directors;

●	all of our executive officers and directors as a group; and

●	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, and includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options or warrants, vesting of restricted stock units, or conversion of convertible notes, within 60 days of the record date. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.

The percentage of beneficial ownership is based on 87,154,744 shares of common stock issued and outstanding as of the record date.

Except as otherwise indicated below, the address of each beneficial owner is c/o SKYX Platforms Corp., 2855 W. McNab Road, Pompano Beach, Florida 33069.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent
Greater than 5% Stockholders
Dov Shiff, Director(1)	15,142,556	17.3%
Rani R. Kohen, Executive Chairman and Director(2)	14,859,970	16.0%
Motek 7 SQL LLC(3)	6,118,004	7.0%
Strul Associates Limited Partnership(4)	6,556,658	7.4%

Directors and Named Executive Officers (not otherwise included above)
Thomas J. Ridge, Director(5)	1,607,467	1.8%
Leonard J. Sokolow, Director(6)	1,318,983	1.5%
Gary N. Golden, Director(7)	42,500	*
Efrat L. Greenstein Brayer, Director(8)	38,000	*
Nancy DiMattia, Director(9)	60,342	*
John P. Campi, Chief Executive Officer(10)	1,324,352	1.5%
Marc-Andre Boisseau(11)	79,344	*
Steven M. Schmidt, President(12)	332,755	*
Patricia Barron, Chief Operations Officer(13)	800,000	*
All directors and current executive officers as a group (11 persons)(14)	35,606,269	37.2%

*Represents beneficial ownership of less than one percent.

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(1)	Based on a Form 4 and Schedule 13D/A filed by Mr. Shiff on April 7, 2023 and January 5, 2023, respectively. Includes 10,817,072 shares of common stock held by Shiff Group Investments Ltd., 235,712 shares of common stock held by Shiff Group Assets Ltd., 3,903,522 shares of common stock held directly by Mr. Shiff and 40,000 shares held by Mr. Shiff’s spouse, as well as 106,250 shares of common stock underlying stock options that are exercisable within 60 days of the record date and 40,000 shares of common stock issuable upon conversion of the principal amount of an outstanding convertible note held by Shiff Group Investments Ltd. As the President and Chief Executive Officer of Shiff Group Investments Ltd. and a controlling person of Shiff Group Assets Ltd., Mr. Shiff may be deemed to be the beneficial owner of the shares held by such entities and have voting and dispositive power over such shares.

(2)	Based on a Form 4 and Schedule 13D filed by Mr. Kohen on June 13, 2022 and February 15, 2022, respectively. Includes 16,001 shares of common stock held directly by Mr. Kohen, 9,143,969 shares of common stock held by KRNB Holdings LLC and 100,000 shares of common stock held by Mr. Kohen’s family member, as well 5,600,000 shares of common stock underlying stock options that are exercisable within 60 days of the record date. As manager of KRNB Holdings LLC, Mr. Kohen may be deemed to be the beneficial owner of the shares held by KRNB Holdings LLC and have voting and dispositive power over such shares.

(3)	Based on a Schedule 13G filed by Motek 7 SQL LLC on February 16, 2022. As manager of Motek 7 SQL LLC, Hillel Bronstein may be deemed to be the beneficial owner of the shares held by Motek 7 SQL LLC and have voting and dispositive power over such shares. The business address of Motek 7 SQL LLC is c/o Mansfield Bronstein, PA, 500 Broward Blvd., Suite 1450, Fort Lauderdale, FL 33394.

(4)	Includes 5,514,991 shares of common stock, 125,000 shares of common stock issuable upon exercise of an outstanding warrant, and 916,667 shares of common stock issuable upon conversion of the principal amount of an outstanding convertible note held by Strul Associates Limited Partnership. As President of Strul Associates Limited Partnership, Aubrey Strul may be deemed to be the beneficial owner of the shares held by Strul Associates Limited Partnership and have voting and dispositive power over such shares. The address for Strul Associates Limited Partnership is 20320 Fairway Oaks Drive, #362, Boca Raton, Florida 33434.

(5)	Includes 1,001,217 shares of common stock and 606,250 shares of common stock underlying stock options that are exercisable within 60 days of the record date held by Mr. Ridge.

(6)	Includes 376,217 shares of common stock held by Mr. Sokolow, including 20,167 shares of unvested restricted stock, and 3,600 shares of common stock held by Newbridge Securities Corporation. This also includes: (i) 871,875 shares of common stock underlying stock options held by Mr. Sokolow that are exercisable within 60 days of the record date; (ii) 16,667 shares of common stock issuable upon conversion of the principal amount of an outstanding convertible note held by Mr. Sokolow; and (iii) the following shares of common stock issuable upon exercise of outstanding warrants: 28,759 shares issuable upon exercise of Newbridge Warrants (as defined below) held by Mr. Sokolow and 21,865 shares issuable upon exercise of Newbridge Warrants held by Newbridge Securities Corporation. Mr. Sokolow is the Chief Executive Officer and President of Newbridge Financial, Inc. and Chief Executive Officer of Newbridge Securities Corporation, its broker dealer subsidiary, and, accordingly, may be deemed to be the beneficial owner of the shares held by Newbridge Securities Corporation and have voting and dispositive power over such shares.

(7)	Includes 28,000 shares of common stock and 14,500 shares of common stock underlying stock options that are exercisable within 60 days of the record date held by Mr. Golden.

(8)	Includes 25,000 shares of common stock and 13,000 shares of common stock underlying stock options that are exercisable within 60 days of the record date held by Ms. Greenstein Brayer.

(9)	Includes 45,717 shares of common stock and 14,625 shares of common stock underlying stock options that are exercisable within 60 days of the record date held by Ms. DiMattia.

(10)	Includes 1,197,685 shares of common stock, 120,000 shares of common stock underlying stock options that are exercisable within 60 days of the record date and 6,667 shares of common stock issuable upon conversion of the principal amount of an outstanding convertible note held by Mr. Campi.

(11)	Includes 29,344 shares of common stock and 50,000 shares of common stock underlying stock options that are exercisable within 60 days of the record date held by Mr. Boisseau.

(12)	Includes 137,755 shares of common stock, including 50,000 shares of unvested restricted stock, and 195,000 shares of common stock underlying stock options that are exercisable within 60 days of the record date held by Mr. Schmidt.

(13)	Includes 100,000 shares of common stock and 700,000 shares of common stock underlying stock options that are exercisable within 60 days of the record date held by Ms. Barron.

(14)	Includes 27,200,811 shares of common stock, including 70,167 shares of unvested restricted stock, as well as 8,291,500 shares of common stock underlying stock options that are exercisable within 60 days of the record date, 50,624 shares of common stock issuable upon the exercise of warrants and 63,334 shares of common stock issuable upon the conversion of the principal amount of outstanding convertible notes.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at any subsequent date result in a change in control of our Company.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires all persons subject to such reporting requirements to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC. To our knowledge, based solely on a review of these reports filed with the SEC and certain written representations furnished to us that no other reports were required, we believe that all Section 16 filing requirements applicable to our executive officers, directors and greater than 10% shareholders were complied with during the fiscal year ended December 31, 2022 and through the record date, except as follows: an inadvertently omitted holding of a subordinated convertible promissory note on the initial Form 3 for Leonard J. Sokolow filed February 9, 2022; inadvertently omitted restricted shares on the initial Form 3 for Steven M. Schmidt filed February 9, 2022; Forms 4 filed by Thomas J. Ridge on March 16, 2022 and April 11, 2023, reporting the March 11, 2022 and April 5, 2023, respectively, grants of shares of restricted stock and options pursuant to the non-employee director compensation program; Forms 4 filed by Mr. Ridge on April 6, 2022, July 6, 2022, and April 11, 2023, reporting the March 31, 2022, June 30, 2022 and March 31, 2023, respectively, issuances of restricted stock paid in lieu of the cash retainer payable for service on the Board, pursuant to the non-employee director compensation program; a Form 4 filed by Dov Shiff on July 6, 2022, reporting the June 30, 2022 issuance of restricted stock paid in lieu of the cash retainer payable for service on the Board, pursuant to the non-employee director compensation program; and a Form 4 by Thomas J. Ridge relating to the conversion of preferred stock into common stock on May 1, 2023.

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AUDIT COMMITTEE REPORT

In accordance with its written charter, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	Reviewed and discussed the audited financial statements with management and the independent auditors;

(2)	Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission, with and without management present; and

(3)	Received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditor the independent auditor’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission.

Gary N. Golden, Chair

Nancy DiMattia

Efrat L. Greenstein Brayer

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2021, to which we were or will be a party, in which:

●	the amount involved in the transaction exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years; and

●	in which any of our executive officers, directors, director nominees or holders of 5% or more of any class of our voting capital stock, or any immediate family member of any of the foregoing, had or will have a direct or indirect material interest.

Notes Payable

During 2020, certain related parties entered into securities purchase agreements with the Company, pursuant to which each agreed to purchase a three-year subordinated convertible promissory note. Subject to other customary terms, the note accrues interest at a rate of 6% per annum, which is payable annually in cash or common stock, at the holder’s discretion. At any time after issuance and prior to or on the maturity date, the note is convertible at the option of the holder into shares of common stock at a conversion price of $15.00 per share. Upon notice to the holder, the Company may prepay, in whole or in part, the outstanding balance of the note at any time prior to the maturity date; provided, that the holder has the right to convert the note into shares of common stock in lieu of prepayment. Upon the occurrence of certain events of default and written notice from the holder, the note will become immediately due and payable and, until paid in full, will bear interest at a rate of 12% per annum. The following table lists the related parties, the principal amount of the note purchased, and the maturity date of the note. The Company has not paid any of the principal on the notes.

Name of Related Party	Principal Amount Purchased	Maturity Date
Leonard J. Sokolow – director of the Company	$250,000	September 22, 2023
Sky Technology Partners, LLC – Steven Siegelaub, a former greater than 5% holder with his affiliates, is the managing member	$300,000	October 30, 2023
Shiff Group Investments Ltd. – Dov Shiff, a director and greater than 5% holder, is the President and Chief Executive Officer	$600,000	November 3, 2023
John P. Campi – Chief Executive Officer of the Company	$100,000	November 10, 2023

On each of February 6, 2023 and March 29, 2023, the Company closed private placements of its securities, pursuant to which the Company issued and sold subordinated secured convertible promissory notes and warrants to purchase shares of the Company’s common stock to certain investors. Strul Associates Limited Partnership, a greater than 5% holder, purchased notes in the principal amount of $2.0 million and $750,000, respectively, and was issued warrants to purchase 125,000 shares of common stock, dated March 29, 2023. The investors in the private placement have certain registration rights. The notes mature on the fourth anniversary of the closing date and contain customary acceleration events. The principal amount of the notes is convertible at any time after the closing date, in whole or in part, at the option of the holder, into shares of common stock at an initial conversion price of $3.00 per share, subject to adjustment and a minimum conversion price of $2.70 per share. Interest on the notes accrues at a rate of 10% per annum. For the February 2023 note, 7% of the interest is payable quarterly in arrears in cash and 3% is payable quarterly in arrears in cash or in shares of the Company’s common stock at the note conversion price on the date the principal balance of the note is paid in full or fully converted, at the holder’s election. For the March 2023 note, all of the interest is payable quarterly in arrears in cash or in shares of the Company’s common stock at the note conversion price on the date the principal balance of the note is paid in full or fully converted, at the holder’s election. The notes are secured by substantially all of the Company’s accounts, instruments, and tangible and intangible property, which secured interest is subordinated to interests held by other parties in such collateral as of the closing date and certain future debt. The Company may prepay the entire then-outstanding principal amount of the notes at any time, plus a prepayment premium; if the Company exercises such right, the note holder may instead elect to convert the note. After the third anniversary of the closing date, the holder may require the Company to repay the outstanding principal balance and accrued interest on the notes with 30 days’ prior written notice. The warrants are exercisable for five years after the closing date and are exercisable immediately after their issuance, in whole or in part. The warrants have an initial exercise price of $3.00 per share, subject to adjustment and a minimum exercise price of $2.70 per share. In addition, the notes and warrants contain conversion limitations providing that a holder thereof may not convert the note or exercise the warrant to the extent that, if after giving effect to such conversion or exercise, the holder or any of its affiliates would beneficially own in excess of 9.99%, as elected by the holder. The holder may increase or decrease its beneficial ownership limitation upon notice to the Company, provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

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Newbridge Securities Corporation

In October 2018, the Company entered into an investment banking agreement with Newbridge Securities Corporation, pursuant to which Newbridge Securities Corporation agreed to provide business development, consulting and advisory services, including capital raising and placement agency services, to the Company. This agreement was renewed periodically prior to its termination. Leonard J. Sokolow, a member of the Company’s board of directors, is the Chief Executive Officer and President of Newbridge Financial, Inc. and Chief Executive Officer of Newbridge Securities Corporation, its broker dealer subsidiary. In connection with entering into the agreement, the Company paid Newbridge Securities Corporation a $25,000 fee and agreed to issue shares of common stock equal to $50,000, which were paid as of December 31, 2020.

Pursuant to the agreement, the Company agreed to pay placement agent fees equal to 8.0% of the gross purchase price upon closing of sales of the Company’s equity securities and 4.0% upon closing of any line of credit, secured or unsecured term loan or other non-convertible debt facility arranged by Newbridge Securities Corporation for the Company. Upon the closing of any such equity or debt transaction, the Company agreed to issue to Newbridge Securities Corporation, or its permitted assigns, warrants to purchase: (i) in an equity transaction, 10% of the sum of (A) the number of shares of common stock issued by the Company and (B) the number of shares of common stock issuable by the Company upon the exercise or conversion of convertible securities issued; and (ii) in a debt transaction, 10% of the facility amount, divided by a per share price equal to the last equity, warrants or options issued by the Company at the time of closing. The agreement further provided, among other things, that such warrants would contain provisions providing for cashless exercise, price protection and piggyback registration rights and would not be callable or redeemable by the Company.

The agreement also provided for sales commission with respect to certain agreements, including territorial licenses, marketing agreements and commercial contracts. If the transaction were with an organization located, identified or introduced by Newbridge Securities Corporation, the Company was required to pay Newbridge Securities Corporation a $75,000 fee at closing, plus 1% of the net revenues received by the Company, payable quarterly during the contract’s term. If the Company requested Newbridge Securities Corporation assist with closing the transaction, the Company was required to pay Newbridge Securities Corporation a $50,000 fee at closing, plus 0.25% of the net revenues received by the Company, payable quarterly for the lesser of five years or the contract’s term.

For investors introduced by the Company, the compensation payable to Newbridge Securities Corporation was 50% of the then-applicable fees for an investor introduced by Newbridge Securities Corporation. For investors introduced by a third party, the fee payable to Newbridge Securities Corporation was mutually agreed upon by the Company and Newbridge Securities Corporation.

Pursuant to the agreement, as of December 31, 2022, the Company had paid Newbridge Securities Corporation an aggregate of $609,472 in placement agent fees (not including expenses). In March 2021, effective as of December 31, 2020, the Company issued 10,000 shares to Newbridge Securities Corporation and its affiliates pursuant to the agreement, of which Newbridge Securities Corporation received 3,600 shares and Mr. Sokolow received 4,500 shares. In addition, on December 31, 2020, the Company issued three-year warrants to purchase an aggregate of up to 14,375 shares of common stock at an exercise price of $12.00 per share (subject to adjustment, including in the event of certain subsequent equity sales by the Company) (the “2020 Newbridge Warrants”), including warrants to purchase up to 5,674 shares and 4,469 shares issued to Newbridge Securities Corporation and Mr. Sokolow, respectively. In addition, during 2021, the Company issued the following three-year warrants with an exercise price of $12.00 per share (subject to adjustment, including in the event of certain subsequent equity sales by the Company): (i) warrants dated October 26, 2021 to purchase an aggregate of up to 3,750 shares of common stock, including warrants to purchase up to 725 shares and 1,088 shares issued to Newbridge Securities Corporation and Mr. Sokolow, respectively, (ii) warrants dated November 29, 2021 to purchase an aggregate of up to 12,501 shares of common stock, including warrants to purchase up to 2,250 shares and 3,375 shares issued to Newbridge Securities Corporation and Mr. Sokolow, respectively, and (iii) warrants dated December 22, 2021 to purchase an aggregate of up to 73,434 shares, including warrants to purchase up to 13,216 shares and 19,827 shares issued to Newbridge Securities Corporation and Mr. Sokolow, respectively (collectively, the “2021 Newbridge Warrants” and, together with the 2020 Newbridge Warrants, the “Newbridge Warrants”). The initial exercise price of $12.00 per share of the 2021 Newbridge Warrants was adjusted to $9.80 per share pursuant to applicable anti-dilution provisions in connection with the completion of the Company’s initial public offering. The Newbridge Warrants may be exercised, in whole or in part, at any time on or prior to the third anniversary of the effective date of the applicable warrant. Among other terms, the Newbridge Warrants provide for cashless exercise if, one year following the effective date of the warrant, there is no effective registration statement registering the shares of common stock issuable upon exercise of the Newbridge Warrants, as well as certain anti-dilution rights. The Newbridge Warrants also provide for certain piggyback registration rights, subject to certain exceptions.

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The Company entered into two investment banking engagement agreements with Newbridge Securities Corporation in May 2021, pursuant to which Newbridge Securities Corporation agreed to provide certain corporate advisory services and merger and acquisition services, respectively. In January 2022, the Company and Newbridge Securities Corporation entered into a termination agreement, pursuant to which the three investment banking agreements described above were terminated, and the parties agreed that there are no continuing rights or obligations under such agreements, and that Newbridge Securities Corporation is not entitled to any fees or payments, in cash or otherwise, pursuant to such agreements.

On November 9, 2022, the Company entered into a corporate advisory engagement agreement (the “Advisory Agreement”) with Newbridge Securities Corporation, pursuant to which Newbridge Securities Corporation agreed to provide financial and general corporate advisory services to the Company in connection with certain investment banking matters, such as assisting with investor presentations and investor conferences, providing advice related to capital structures, capital market opportunities and asset allocation or exit strategies, and assisting with the preparation of a due diligence package for use in potential merger and acquisition, joint venture and capital raising transactions. The Advisory Agreement has a 24-month term and may be terminated by either party, at any time, upon 15 days’ prior written notice. Pursuant to the Advisory Agreement, the Company agreed to issue to affiliates of Newbridge Securities Corporation an aggregate of 200,000 restricted shares of the Company’s common stock, which will vest on the following schedule: 50,000 shares of common stock on November 9, 2022 and 50,000 shares on each of the six-, 12- and 18-month anniversaries of such date. Mr. Sokolow received 40,333 of the restricted shares. In the event the Advisory Agreement is terminated prior to its expiration, any shares that have not vested as of such date will be forfeited. The common stock is subject to a six-month lock up restriction from the date the shares vest.

Bridge Line Ventures

The Company and Bridge Line Ventures, LLC Series ST-1 (“Bridge Line Ventures”), the manager of which is Bridge Line Advisors, LLC, of which Leonard J. Sokolow, a member of our board of directors, is Chief Executive Officer and President, entered into the following stock purchase agreements with the Company (collectively, the “Bridge Line SPAs”):

●	Stock Purchase Agreement, dated February 26, 2021, as amended March 30, 2021, June 30, 2021 and August 31, 2021, pursuant to which Bridge Line Ventures purchased 25,373 shares of common stock at a purchase price per share of $12.00.

●	Stock Purchase Agreement, dated March 30, 2021, as amended April 30, 2021, June 30, 2021 and August 31, 2021, pursuant to which Bridge Line Ventures purchased 37,500 shares of common stock at a purchase price per share of $12.00.

●	Stock Purchase Agreement, dated April 30, 2021, as amended June 30, 2021 and August 31, 2021, pursuant to which Bridge Line Ventures purchased 2,084 shares of common stock at a purchase price per share of $12.00.

●	Stock Purchase Agreement, dated June 30, 2021, as amended August 31, 2021, pursuant to which Bridge Line Ventures purchased 150,000 shares of common stock at a purchase price per share of $12.00.

●	Stock Purchase Agreement, dated August 31, 2021, pursuant to which Bridge Line Ventures purchased 16,667 shares of common stock at a purchase price per share of $12.00.

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Each of the Bridge Line SPAs contains substantially the same terms. Among other things, the Bridge Line SPAs contain anti-dilutive price protection measures, which apply for 24 months following the date of closing of the Bridge Line SPAs, subject to certain exceptions, which anti-dilution provisions were triggered by the Company’s initial public offering. As such, on February 14, 2022, the Company issued 86,032 shares of common stock to Bridge Line Ventures.

In addition, on each of June 30, 2021 and August 31, 2021, pursuant to the Bridge Line SPAs, Bridge Line Ventures received a three-year warrant to purchase up to 214,957 and 16,667 shares of the Company’s common stock, respectively, at an initial exercise price of $12.00 per share (subject to adjustment, including in the event of certain subsequent equity sales by the Company) (the “Bridge Line Ventures Warrants”). The initial exercise price of $12.00 per share was automatically adjusted to $9.80 per share pursuant to applicable anti-dilution provisions in connection with the completion of the Company’s initial public offering. The Bridge Line Ventures Warrants may be exercised, in whole or in part, at any time on or prior to June 30, 2024 or August 31, 2024, respectively. Among other terms, the Bridge Line Ventures Warrants provide for cashless exercise of the Bridge Line Ventures Warrants if, after June 30, 2022 or August 31, 2022, respectively, there is no effective registration statement registering the shares of common stock issuable upon exercise of the Bridge Line Ventures Warrants.

On September 12, 2022, Bridge Line Ventures distributed its shares of common stock and warrants to purchase common stock to its investors, pursuant to a pro rata distribution for no consideration.

Other Options and Warrants

In November 2021, Investment 2018, LLC purchased 41,667 shares and three-year warrants to purchase up to 41,667 shares of common stock at an initial exercise price of $12.00 per share (subject to adjustment, including in the event of certain subsequent equity sales by the Company), for an aggregate purchase price of $500,000. In connection with the completion of the Company’s initial public offering, applicable anti-dilution provisions were automatically triggered, and, accordingly, Investment 2018, LLC received 9,354 shares of common stock on February 14, 2022 and the initial exercise price of the warrants of $12.00 per share was automatically adjusted to $9.80 per share. As the managing member of Investment 2018 LLC, Mr. Siegelaub, a former greater than 5% holder of the Company, may be deemed to be the beneficial owner of the shares held by such entity.

In December 2021, Mr. Sokolow exercised an option to purchase 75,000 shares, dated January 1, 2017, with an exercise price of $2.60 per share, and Mr. Shiff exercised an option to purchase 25,000 shares, dated January 1, 2017, with an exercise price of $2.60 per share.

Initial Public Offering

In the initial public offering completed in February 2022, 455,353 shares were purchased by our directors, officers and greater than 5% stockholders at the public offering price.

Policies and Procedures for Related Party Transactions

Our Board of Directors has adopted a written related party transactions policy, which sets forth the policies and procedures for the review and approval or ratification of related person transactions. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions, arrangements or relationships between us and related persons in which the aggregate amount involved in any fiscal year exceeds or may be expected to exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as an executive officer, director, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed fiscal year, and their immediate family members.

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OTHER INFORMATION

Annual Report

The Company will mail without charge, upon written request from any stockholder, a copy of our 2022 Annual Report, including the financial statements, schedules and list of exhibits. Requests should be sent to SKYX Platforms Corp., 2855 W. McNab Road, Pompano Beach, Florida 33069, Attention: Secretary.

Stockholder Proposals for the 2024 Annual Meeting

In order to be included in the Company’s proxy materials for the 2024 Annual Meeting of Stockholders, a stockholder proposal must be received in writing by the Company at SKYX Platforms Corp., 2855 W. McNab Road, Pompano Beach, Florida 33069, Attention: Secretary by no later than January 17, 2024, and otherwise comply with all requirements of the SEC for stockholder proposals. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

In addition, the Company’s Bylaws provide that any stockholder who desires to nominate a person for election as a director or bring a proposal before an annual meeting must give timely written notice of such nomination or proposal to the Company’s Secretary at the address above. To be timely, the notice must be delivered to the above address not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. For our 2024 Annual Meeting of Stockholders, a notice proposing nomination of a director candidate or notice of any other proposal must be received no earlier than February 29, 2024 and no later than March 30, 2024. The Company’s Bylaws specify the information that must accompany any such stockholder notices. A copy of the Company’s Bylaws is available upon request from our Secretary at the address above. In addition, our Bylaws have been filed with the SEC as an exhibit to our Exchange Act reports and can be accessed through the SEC’s website.

In addition to satisfying the foregoing requirements under our Bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than April 29, 2024. Such notice may be mailed to our Secretary at the address above.

Any proxy granted with respect to the 2024 Annual Meeting of Stockholders will confer on the proxyholder discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Secretary within the timeframes provided above.

Forward-Looking Statements

Certain statements set forth in this proxy statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, expected product development, and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this proxy statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein, including our projected product launch dates.

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Our Website

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

OTHER MATTERS

The Board is not aware of any other matter to be presented at the Annual Meeting except those described in this proxy statement. However, if any other matter is properly presented, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors

Rani R. Kohen

Executive Chairman

Pompano Beach, Florida

May 12, 2023

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SKYX PLATFORMS CORP.
2855 W. MCNAB ROAD
POMPANO BEACH, FL 33069
UNITED STATES

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SKYX PLATFORMS CORP.

The Board of Directors recommends you vote "For All" of the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Rani R. Kohen
02) Nancy DiMattia
03) Gary N. Golden
04) Efrat L. Greenstein Brayer
05) Thomas J. Ridge
06) Dov Shiff
07) Leonard J. Sokolow

The Board of Directors recommends you vote "For" Proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the annual meeting of stockholders and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V18137-P93519

SKYX PLATFORMS CORP.
Annual Meeting of Stockholders
June 28, 2023 10:00 a.m. ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) John P. Campi and Marc-Andre Boisseau, and each of them individually, as attorneys and proxies of the undersigned, with the power to act without the other and with full power of substitution, and hereby authorize(s) them to represent and vote all of the shares of stock of SKYX Platforms Corp., a Florida corporation, held of record by the undersigned as of May 9, 2023 with all the power which the undersigned would have if present at the annual meeting of stockholders to be held at 2855 W. McNab Road, Pompano Beach, Florida 33069 on June 28, 2023, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxies are also authorized, in their discretion, to vote upon such other matters as may come before the annual meeting of stockholders.

Continued and to be signed on reverse side